File No. 033-35156
File No. 811-06113
As filed with the U.S. Securities and Exchange Commission on August 28, 2026

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 57

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 58

The Caldwell & Orkin Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

2502 N. Rocky Point Drive, Suite 665, Tampa, Florida 33607
(Address of Principal Executive Offices, Zip Code)

(813) 282-7870
(Registrant’s Telephone Number, including Area Code)

Derek Pilecki
President
The Caldwell & Orkin Funds, Inc.
100 South Ashley Drive, Suite 895, Tampa, Florida 33602
(Name and Address of Agent for Service)

Copy to:
Jeffrey Skinner, Esq.
Kilpatrick Townsend & Stockton LLP
1001 West Fourth Street
Winston-Salem, North Carolina 27101
(336)-607-7512

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i)
☐	on (date) pursuant to paragraph (a)(i)
☐	75 days after filing pursuant to paragraph (a)(ii)
☐	on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Gator Capital Long/Short Fund

A NO-LOAD MUTUAL FUND

TICKER SYMBOL: GATRX

Prospectus	August 28, 2026

Managed By:

GATOR CAPITAL MANAGEMENT, LLC

(800) 467-7903

https://gatorcapital.com/mutual-funds/

2502 N. Rocky Point Drive, Suite 665

Tampa, Florida 33607

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this Prospectus or determined whether this Prospectus is accurate or complete.

Any representation to the contrary is a criminal offense.

Gator Capital Long/Short Fund	Table of Contents

Summary Section	2
Investment Objective	2
Fees and Expenses of the Fund	2
Example	2
Portfolio Turnover	3
Principal Investment Strategies of the Fund	3
Principal Risks of Investing in the Fund	5
Risk/Return Bar Chart and Table	9
Management	11
Purchase and Sale of Fund Shares	12
Tax Information	12
Financial Intermediary Compensation	12
Additional Information about the Fund	13
Additional Information about the Principal Risks of Investing in the Fund	15
Disclosure of Portfolio Holdings	23
Management of the Fund	23
Portfolio Managers	24
Purchase of Shares	25
Redeeming Your Shares	27
Additional Information about Purchases and Redemptions	32
Distributions	35
Federal Taxes	36
Net Asset Value	37
Additional Information	38
Financial Highlights	40
Privacy Policy Disclosure	P-1

Prospectus | August 28, 2026	1

Gator Capital Long/Short Fund

Summary Section

Investment Objective

The Gator Capital Long/Short Fund’s (formerly the Caldwell & Orkin - Gator Capital Long/Short Fund) (the “Fund”) investment objective is to provide long-term capital growth with a short-term focus on capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%
Distribution (12b-1) expenses		None
Other Expenses (includes Administrative, Interest and Dividend expenses listed below):
Administrative expenses	0.56%
Interest Expense on Short Sales of Securities	0.00%
Dividend Expense on Short Sales of Securities	1.44%
Total Other Expenses		2.00%
Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses		3.01%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	3 years	5 years	10 years
	$304	$930	$1,582	$3,327

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Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Gator Capital Management, LLC’s (“Gator,” the “Manager” or “We”) philosophy in managing the Fund is to focus on risk as well as return. Our principal investment strategy involves active asset allocation among long, short and cash positions in an effort to mitigate market risk (the risk of broad market declines), while employing fundamental and technical analysis in an effort to mitigate stock selection risk (the risk that particular equities underperform due to company-specific issues).

We generally divide the Fund’s portfolio among three broad categories of assets:

●	Long Portfolio – The Long Portfolio is comprised of securities (primarily common stocks and exchange-traded funds (“ETFs”)) that we believe will increase in price. We select individual equities of companies that we believe will appreciate, and ETFs that track the performance of markets, market sectors or industries that we believe in. When we are “bullish” (when we believe the overall equity markets will rise), we generally increase the size of the Long Portfolio relative to the size of the overall Fund portfolio.

●	Short Portfolio – The Short Portfolio is comprised of securities (primarily common stocks and ETFs) that we have borrowed and sold short because we believe they will decrease in price, since the Fund makes money on a short position whose price decreases by an aggregate amount greater than the trading fees, taxes, and other expenses associated with the transaction before it is closed. We generally sell securities short to manage or hedge our exposure to perceived market risk, preserve capital and potentially profit during a falling stock market and/or make money when we think a particular security’s price will decline. To this end, we take short positions in stocks of companies that we believe are overvalued or otherwise face issues that will cause their prices to fall, and ETFs that track markets, market sectors or industries that we believe will decline. When we are “bearish” (when we believe the overall equity markets will fall), we generally increase the size of the Short Portfolio relative to the size of the overall Fund portfolio.

●	Cash/Bond Portfolio – The Cash/Bond Portfolio includes cash, cash equivalents (e.g. money market funds and/or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although we generally emphasize cash and cash equivalents over bonds.

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Gator Capital Long/Short Fund

We typically allocate the Fund’s assets by and among our Portfolio “sleeves” by targeting a net exposure to the market that may vary between 100% net long and 60% net short depending on our assessment of market risk and our current portfolio. To achieve the target exposure, we typically invest between 30% and 100% of the Fund’s net assets in common stocks and ETFs, and between 0% and 30% in cash, money market investments or fixed income securities. We may also hold cash for margin coverage purposes.

When selecting securities for our Long and Short Portfolios, we employ a flexible investment style based on fundamental analysis, while also considering technical factors.

●	How do we pick positions for the Long Portfolio? We select our individual long stock positions by identifying companies that we believe are experiencing positive changes that may lead to a rise in their stock prices. Factors considered may include: acceleration of earnings and/or profits; positive changes in management personnel or structure; new product developments; and/or positive changes in variables that indicate strengthening in a company’s industry.

●	How do we pick positions for the Short Portfolio? We select our individual short positions by identifying companies that we believe are experiencing negative changes that may cause their stock prices to fall. We evaluate factors similar to those evaluated for our long positions. Factors considered may include: deceleration of earnings, profits or acceleration of losses; negative changes in management personnel or structure or failure to address management problems; new product developments by a company’s competitors; and/or negative changes in variables that indicate weakening in a company’s industry.

●	How do we pick positions for the Cash/Bond Portfolio? We primarily invest this Portfolio sleeve in money market and cash-equivalent investments, such as U.S. government-backed securities, or agency securities. However, we may also invest in municipal or corporate bonds of issuers that we believe offer the opportunity for income at an appropriate level of risk. In this regard, we may invest in corporate bonds of any maturity, rating or quality.

In selecting investments, we may invest in companies of any size. We may also invest in securities that are issued by foreign issuers, including, without limitation, those in emerging markets. Foreign investments may be made through direct investments on foreign exchanges or through American Depository Receipts or other securities that give the owner rights in equities issued by foreign issuers. While the Fund may invest in companies in any sector and the Fund does not concentrate its investments in any industry or group of industries, the Fund may from time to time invest a significant portion of its assets in issuers within the financial or real estate sectors, or in technology companies that service, in particular, financial and/or real estate industry companies. Such investments may include, without limitation, investments in banks and other depository institutions, insurance firms, credit and payment processing companies, investment banks and investment advisory firms, real estate investment trusts (“REITs”), real estate brokers, developers and lenders, companies with substantial real estate holdings (which may include, without limitation, companies whose businesses focus on lumber, hospitality, entertainment or other areas, but own substantial real estate related to their business focus) and companies in the information technology industries that are primarily engaged in providing products or services to the types of companies listed above.

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In managing the Fund for risk as well as return, our goal is to make money over a full market cycle, which includes both bull market (rising) and bear market (falling) cycles, but with less volatility.

Principal Risks of Investing in the Fund

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal invested. The principal risks of investing in the Fund are:

●	Equity Securities Risk – An equity security can fluctuate in price based upon many different factors, including among others, changes in the issuing company’s financial condition or prospects, or changes in market or economic conditions affecting a company’s industry generally. Equity security prices also fluctuate based on investors’ perceptions of a security’s value, regardless of the accuracy of those perceptions.

●	Financial Sector Risk – To the extent that the Fund makes significant investments within the financial sector, the Fund will be more susceptible to factors adversely affecting issuers within that sector than would a fund investing in a more diversified portfolio of securities. In general, financial sector companies may be more regulated than companies in other sectors and, as a result, their businesses and prices of their securities are particularly sensitive to changes in legislation or government regulations. In addition, entities in the industries within this sector are particularly vulnerable to certain factors affecting the industries as a whole, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, reduced credit market liquidity, price and service competition, evolving technological changes, which some companies may be unable to adapt to as quickly, efficiently or effectively as others, bank failures and other financial crises, and general economic and market conditions.

●	Market Risk – Securities markets are volatile, and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, the occurrence or threat of pandemic, terrorism, war, tariff policies, interest rate fluctuations or other factors that may cause the securities markets to decline generally. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and, therefore, adversely affect the Fund.

Prospectus | August 28, 2026	5

Gator Capital Long/Short Fund

●	Sector Risk – The Fund may, at times, be more heavily invested in certain sectors, which may cause the value of the Fund to be more sensitive to risks that specifically affect those sectors and may cause the Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

●	Short sale risk – A short position is established by selling borrowed shares and attempting to buy them back at a lower price in the future. If the market value of the shares sold short increase in value, a loss will be experienced on the transaction, and such loss, in theory, is unlimited as the market value of the shares sold short could increase in value infinitely. Regardless of the underlying fundamentals of the company whose shares are sold short by the Manager, in a rising market, the Fund may lose value on its short sales as shares increase in value along with the general market.

●	Management Style Risk – The Fund is subject to management style risk because it is an actively managed investment portfolio. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Due to the active management of the Fund by the Manager, the Fund could underperform its benchmark index or other funds with similar investment objectives and strategies. The Manager’s method of security selection may not be successful. In addition, the Manager may select investments that fail to perform as anticipated.

●	Business risk – A particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry.

●	Money Market Instruments Risk – The Fund may invest in money market instruments, including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, repurchase and reverse purchase agreements, and Variable Amount Demand Master Notes (“Master Notes”). These instruments, while generally considered cash-equivalents, are nevertheless subject to risk of default by the counterparty, risk of depreciation in the market and risk of loss of value if, for example, the issuer’s credit rating is downgraded or other circumstances develop that raise questions regarding the ability of the issuer to meet its obligations under the instrument.

●	Credit risk – Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest or principal payments on their bonds when due. These sorts of “credit risks,” reflected in the credit ratings assigned to bond issues by companies like Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P Global”), may cause the price of an issuer’s bond to decline and may affect liquidity for the security.

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●	Emerging Markets Risk – Investments in securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic, regulatory, and political systems that typically are less developed, and are likely to be less stable, than those in more developed countries. In addition, as a result of less robust regulatory requirements (which, among other things, may not require uniform accounting, auditing and financial reporting, or have corporate governance practices and requirements comparable to those applicable to domestic companies), there is generally less publicly available information about emerging markets securities than is available about securities of domestic companies. Companies in these markets also face risks associated with new and changing government regulation. Emerging markets are generally more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets. The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers are also greater in emerging and less developed countries. Emerging market and less developed countries may also have economies that are less diverse and may be predominantly based on only a few industries, dependent on revenues from particular commodities and/or heavily reliant on exports that may be severely affected by global economic downturns. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries. The Fund considers “emerging markets” generally to include those included in the MSCI Emerging Markets Index or the FTSE Emerging Index.

●	Interest rate risk – The price of a bond or other fixed income security is dependent upon interest rates. Therefore, the share price and total return of fixed income securities will vary in response to changes in interest rates. Falling short-term interest rates may also cause income from short-term money market instruments in which the Fund is invested to decline. Increases in interest rates may also lower the present value of a company’s future earnings stream and affect the price of its equity securities. There is presently uncertainty as to the pace at which interest rates may change. There is also a risk that prolonged increased interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Fund and the investments held by the Fund. Rising interest rates could also impair the ability of borrowers to service interest payment obligations and make principal loan repayments, which could adversely impact the Fund’s net investment income and its distributions to shareholders. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective.

Prospectus | August 28, 2026	7

Gator Capital Long/Short Fund

●	Inflation Risk – Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment. As inflation increases, the real value of the Fund’s shares and dividends may decline.

●	Investments in other investment companies – The Fund may invest in shares of other management investment companies, including, but not limited to, mutual funds and ETFs, subject to the limitations and requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and subject to such investments being consistent with the overall objective and policies of the Fund. To the extent that the Fund invests in securities of other investment companies, the Fund is subject to the performance and risks of such other investment companies and will bear indirectly its proportionate share of the advisory fees and other expenses of such investment companies.

●	Political Risk – Political risk describes a broad category of risks related to government action and public sentiment, including, but not limited to, the risk that government will intervene to seize business assets or regulate business activity more heavily and that private citizens will decide not to buy goods or services from a business due to real or perceived differences between the political views of the private citizens on one side and the business or the business managers on the other.

●	Real Estate Securities Risk – To the extent the Fund invests in companies in the real estate sector, such as REITs, real estate brokers, real estate developers, real estate lenders and companies with substantial real estate holdings, the Fund is subject to risks associated with the real estate market as a whole such as taxation, government regulations, and economic and political factors that negatively impact the real estate market. Similarly, the Fund’s investments in the real estate sector will be subject to risks related to property values, including unexpected downturns in commercial or residential real estate markets, overbuilding, interest rates and availability (or lack of availability) of capital.

●	Small and Mid-Cap Securities Risk – Investing in the securities of small and mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that small and mid-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for small and mid-cap securities may be more limited and less liquid than the market for larger companies.

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Risk/Return Bar Chart and Table

Prior to November 1, 2017, the Fund was managed by C&O Funds Advisor, Inc. As of November 1, 2017, Gator, which is unaffiliated with the prior manager, took over as investment adviser to the Fund. The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year. The table below illustrates how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://gatorcapital.com/mutual-funds/ or by calling the Fund toll-free at (800) 467-7903.

Annual Total Returns for Years Ended December 31

Best Quarter (in the last ten years): 4th quarter 2020, 31.51%

Worst Quarter (in the last ten years): 1st quarter 2020, (37.67)%

The Fund’s calendar year-to-date return as of June 30, 2026 was 7.04%.

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Gator Capital Long/Short Fund

Average Annual Total Returns

(for the periods ended December 31, 2025)

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (IRAs). In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher (more favorable) than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Gator Capital Long/Short Fund	1 Year	5 Years	10 Years
Return Before Taxes	22.77%	20.99%	10.60%
Return After Taxes on Distributions	21.50%	20.70%	10.47%
Return After Taxes on Distributions and Sale of Fund Shares	14.40%	17.22%	8.80%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Morningstar Long/ Short Equity Category (reflects no deduction for fees, expenses or taxes)	10.08%	9.65%	7.81%
Eurekahedge Long Short Equities Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	15.22%	6.75%	7.50%

The S&P 500® Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market capitalization, liquidity and industry group representation and includes reinvested dividends. You cannot invest directly in an index. The Morningstar Long/Short Equity Category represents portfolios that hold both long and short positions in equities, exchange-traded funds, and derivatives, aiming to reduce volatility and provide market exposure with less downside risk.

Prior to May 12, 2026, Eurekahedge Long Short Equities Hedge Fund Index (“Eurekahedge Index”) was the Fund’s secondary benchmark.  According to its sponsor, Eurekahedge Pte. Ltd., the Eurekahedge Index is an equally weighted index of 1042 constituent funds designed to provide a broad measure of the performance of underlying hedge fund managers. The returns of the Eurekahedge Index do not include sales charges or fees, which would lower performance. You cannot invest directly in an index. Effective December 31, 2025, the Eurekahedge Index ceased to be published.

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Management

Investment Adviser

Gator Capital Management, LLC is the investment adviser for the Fund. Mr. Derek Pilecki is the President and Chief Investment Officer of the Manager and has been a portfolio manager of the Fund since November 1, 2017. Mr. Christopher Pilecki is a Trader and Quantitative Analyst at the Manager, and he has served as the co-portfolio manager of the Fund since May 2018. Mr. Derek Pilecki and Mr. Christopher Pilecki (the “Portfolio Managers”) are jointly responsible for the day-to-day management of the Fund’s portfolio.

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Gator Capital Long/Short Fund

Purchase and Sale of Fund Shares

Your purchase of Fund shares is subject to the following minimum investment amounts:

Type of Account	Minimum Investment to Open an Account	Minimum Subsequent Investments
Regular Account	$5,000	$100
Individual Retirement Account (IRA), Uniform Gift to Minors Act (UGMA) Account, or other Tax Deferred Account	$5,000	$100

Note that some broker-dealers may impose different minimums.

You generally may redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open for trading by telephone at (800) 467-7903 for amounts up to $50,000, or by regular mail at Gator Capital Long/Short Fund c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246, or by a systematic withdrawal plan (must be multiples of $100). Systematic withdrawal plans can be put in place to redeem shares bi-monthly, monthly, quarterly, semi-annually or annually.

Tax Information

The Fund’s distributions will generally be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Certain of these payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information about the Fund

The Manager’s investment approach is dynamic and flexible in recognition of the changing emphasis in the markets. In managing the Fund, the Manager strives to outperform the market over the course of a full market cycle, which includes both bull market (a period of rising security prices) and bear market (a period of falling security prices) phases. Generally speaking, when the Fund is hedged we would expect the Fund to underperform during bull market phases and to outperform during bear market phases, although not necessarily with positive returns.

The Fund’s total stock position (long positions plus short positions) and the balance between long positions and short positions in the Fund’s portfolio at any given time is based on our ability to identify attractive long and short investments and our asset allocation determinations. The Fund differs from a traditional “long only” mutual fund in that it allows investors to participate in the market’s potential upside while also engaging in short sales as part of a strategy to hedge against downside risk. There can be no guarantee that hedging will reduce or eliminate downside risk. Our hedging strategies may not be successful and may limit upside gains.

Our investment decisions are based on a combination of bottom-up company-specific analysis and top-down economic and market analysis.

Active Asset Allocation. We use active asset allocation - the opportunistic shifting of assets by and among our Long Portfolio, Short Portfolio and Cash/Bond Portfolio - to manage exposure to market risk. Short positions on individual equities are employed with the intent of making money when the prices of those equities fall. We may utilize short positions to take advantage of individual opportunities or to “hedge” against the market risk associated with the portfolio.

Security Selection. Security selection refers to the way we choose the securities we buy or sell. In selecting securities, factors we evaluate may include: quality of management and changes in management personnel or structure, industry characteristics including changes in variables that indicate strengthening in a company’s industry, production efficiency, competitive factors, product quality and new product developments and financial strength. Our goal in security selection is to identify companies, sectors, and/or industries that we believe are experiencing positive changes and companies that we believe are experiencing negative changes, and position the Fund’s Long Portfolio and Short Portfolio accordingly. We may also sell Fund investments for macro reasons based on the Manager’s judgment that an investment may lose money. Our investments may be made in companies of any size.

Monitoring. We use various monitoring techniques to track individual stock performance and aggregate portfolio performance in real time. This helps us to make portfolio adjustments as needed. Every stock is monitored against quantitative and qualitative

Prospectus | August 28, 2026	13

Gator Capital Long/Short Fund

performance expectations. We use this process with the goal of weeding out failed or failing investments, so that capital is preserved, the portfolio is constantly strengthened and room is made for holdings which may fulfill expectations.

Short Position Proceeds. When we establish a short position in a security, we borrow that security from a broker and sell it in the market, receiving cash proceeds from the sale. We typically invest these short sale proceeds in cash equivalent securities such as money-market securities or U.S. treasury securities maintained with the broker-dealer from whom we borrowed the security and/or our custodian. By taking this approach, we earn investment returns on our short sale proceeds while we are waiting to cover our short positions. Additionally, we are responsible for paying interest on borrowed securities to our brokers and dividends on any security sold short (if there are any) to the lender of that security. These payments are made from the Fund’s cash position. While the expenses generated from paying interest on borrowed securities and dividends on securities sold short are generally categorized as operating expenses for accounting and financial statement purposes, they are related exclusively to the Fund’s short investment activities. Dividend expenses refer to paying the value of dividends to the securities’ lenders, and interest expenses on securities sold short arise from the use of short sale proceeds to invest more than 100% of the Fund’s net assets in long positions. Excluding dividend and interest expense, the ratios of net expenses to average net assets were 1.56% for the fiscal year ended April 30, 2026.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment objective or strategies in an attempt to respond to adverse market, economic, political or other conditions or when the Manager believes it is otherwise appropriate to do so. When this happens, the Fund may increase temporarily its investment in short-term securities such as money market funds, or hold cash, without regard to the Fund’s investment restrictions, policies or normal investment emphasis. During such a period, the Fund could be unable to achieve its investment objectives. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios. High transaction costs could result from more frequent trading. Such trading may also result in realization of net short-term capital gains upon which you may be taxed at ordinary tax rates when distributed from the Fund.

Portfolio Turnover. Our investment strategies (including active asset allocation and short selling) may result in higher-than-average portfolio turnover. Portfolio turnover results from buying and selling securities and involves expenses to the Fund in the form of brokerage commissions and other transaction costs. The Fund’s turnover rate will not be a limiting factor when we deem change is appropriate.

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Additional Information about the Principal Risks of Investing in the Fund

The principal risks of investing in the Fund were previously summarized and are discussed in more detail below. An investment in the Fund carries risk, and you may lose money on your investment.

Business Risk. From time to time, a particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry. For instance, some technology industry companies rely heavily on one type of technology. If this technology becomes outdated, too expensive, or is not favored in the market, companies that rely on this technology may rapidly become unprofitable. However, companies outside of the industry or those within the industry that do not rely on the technology may not be affected at all.

Credit Risk. Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest or principal payments on their bonds when due. These sorts of “credit risks,” reflected in the credit ratings assigned to bond issues by companies like Moody’s or S&P Global, may cause the price of an issuer’s bond to decline and may affect liquidity for the security. Normally, bonds with lower credit ratings will have higher yields than bonds with the highest credit ratings, reflecting the relatively greater risk of bonds with lower credit ratings. Bonds with the lowest credit ratings and highest yields are generally considered junk bonds, which would be subject to the highest bond credit risk.

Emerging Markets Risk.  Investments in securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic, regulatory, and political systems that typically are less developed, and are likely to be less stable, than those in more developed countries. In addition, as a result of less robust regulatory requirements (which, among other things, may not require uniform accounting, auditing and financial reporting, or have corporate governance practices and requirements comparable to those applicable to domestic companies), there is generally less publicly available information about emerging markets securities than is available about securities of domestic companies. Companies in these markets also face risks associated with new and changing government regulation. Emerging markets are generally more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets. The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume

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and/or limitations on aggregate holdings of foreign investors. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers are also greater in emerging and less developed countries. Emerging market and less developed countries may also have economies that are less diverse and may be predominantly based on only a few industries, dependent on revenues from particular commodities and/or heavily reliant on exports that may be severely affected by global economic downturns. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries. The Fund considers “emerging markets” generally to include those included in the MSCI Emerging Markets Index or the FTSE Emerging Index.

Equity Securities Risk. An equity security can fluctuate in price based upon many different factors, including among others, changes in the issuing company’s financial condition or prospects, or changes in market or economic conditions affecting a company’s industry generally. Equity security prices also fluctuate based on investors’ perceptions of a security’s value, regardless of the accuracy of those perceptions.

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Manager. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Global and regional conflicts, such as Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider conflicts, could have adverse effects on regional and global economies and may strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of the infectious respiratory illness caused by the coronavirus known as COVID-19, and efforts to contain its spread, resulted in labor shortages, supply chain disruptions, lower

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consumer demand for certain products and services, significant disruptions to economies and markets, and adversely affected individual companies, sectors, industries, interest rates and investor sentiment.

Foreign Securities Risk. Investing in foreign securities involves risks not typically associated with investing in U.S. securities, including, but not limited to, fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes. Furthermore, the U.S. government has from time-to-time, in the past, imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. The risks of foreign investing may be magnified for investments in developing or emerging markets, which may have less social, political and economic stability; less diverse and mature economic structures; less robust legal, financial accounting and regulatory infrastructure; more governmental limitations on foreign investments than typically found in more developed countries; and greater market volatility than more developed markets.

Financial Sector Risk. To the extent that the Fund makes significant investments within the financial sector, the Fund will be more susceptible to factors adversely affecting issuers within that sector than would a fund investing in a more diversified portfolio of securities. In general, financial sector companies may be more regulated than companies in other sectors and, as a result, their businesses and prices of their securities are particularly sensitive to changes in legislation or government regulations. In addition, entities in the industries within this sector are particularly vulnerable to certain factors affecting the industries as a whole, such as the availability and cost of capital funds, changes in interest rates and the rate of corporate and consumer debt defaults. Economic downturns, credit losses and price and service competition may also negatively affect issuers in these industries. In addition, entities in the industries within this sector are particularly vulnerable to certain factors affecting the industries as a whole, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, reduced credit market liquidity, price and service competition, evolving technological changes, which some companies may be unable to adapt to as quickly, efficiently or effectively as others, bank failures and other financial crises, and general economic and market conditions.

Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of fixed income securities will vary in response to changes in interest rates. Generally, as interest rates rise, the market value of fixed income securities will fall. Conversely, as interest rates fall, the market value of fixed income securities will rise. There is the possibility that the value of particular bond

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or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. In general, the longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Fund’s performance if a significant portion of the Fund’s assets are in fixed income securities with long-term maturities. Falling short-term interest rates may also cause income from short-term money market instruments in which the Fund is invested to decline. Increases in interest rates may also lower the present value of a company’s future earnings stream and affect the price of its equity securities. There is a risk that prolonged increased interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Fund and the investments held by the Fund.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. As inflation increases, the real value of the Fund’s shares and dividends may decline.

Investments in Other Investment Companies. The Fund may invest in shares of other management investment companies, including, but not limited to, mutual funds and ETFs, subject to the limitations and requirements of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund. To the extent that the Fund invests in securities of other investment companies, the Fund is subject to the performance and risks of such investment companies and will bear indirectly its proportionate share of the advisory fees’ and other expenses of such investment companies. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the shares of the underlying mutual fund or ETF. Each underlying mutual fund and ETF is subject to specific risks, depending on the nature of the fund and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the Fund cannot dispose of its shares of the fund promptly without a reduction in value) and risks associated with fixed income securities or foreign currencies.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds. One such risk is the risk that the market price of an ETF’s shares may be above or below its net asset value (“NAV”). For example, where all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the ETF’s domestic trading day. Additionally, in stressed market conditions, the market for an ETF’s

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shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Either of these can result in differences between the market price of the ETF’s shares and the underlying value of those shares. Furthermore, if securities underlying an ETF are traded outside of a collateralized settlement system, there are a limited number of financial institutions that may act as authorized participants that post collateral for certain trades on an agency basis (i.e., on behalf of other market participants). To the extent that those authorized participants exit the business or are unable to process creation and/or redemption orders and no other authorized participant is able to step forward to do so, there may be a significantly diminished trading market for the ETF’s shares. This could in turn lead to difference between the market price of the ETF’s shares and the Fund’s NAV.

The Fund may invest in leveraged and inverse ETFs. Leveraged and inverse ETFs involve additional risks and considerations not present in traditional ETFs. Typically, shares of an index-based ETF are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), shares are expected to increase in value as the value of the underlying benchmark decreases, similar to holding short positions in the underlying benchmark. Leveraged ETFs seek to deliver multiples (e.g., 2X or 3X) of the performance of the underlying benchmark, typically by using derivatives in an effort to amplify returns (or decline, in the case of inverse ETFs) of the underlying benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Many leveraged ETFs rebalance their portfolios on a daily basis; therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Management Style Risk. The Fund is subject to management style risk because it is an actively managed investment portfolio. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Due to the active management of the Fund by the Manager, the Fund could underperform its benchmark index or other funds with similar investment objectives and strategies. The Manager’s method of security selection may not be successful. In addition, the Manager may select investments that fail to perform as anticipated.

Further, the performance of the Fund will decline and may be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Manager’s management style (generally, value-oriented small-cap equity) is out-of-favor in the market. Since different types of equity securities (e.g., large-cap, mid-cap, small-cap) tend to shift into and out of favor with investors depending on market and economic conditions, the performance of the Fund may also be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Manager’s management style is out-of-favor.

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Market Risk. Securities markets are volatile, and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, tariff policies, interest rate fluctuations or other factors that may cause the securities markets to decline generally. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, military actions, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, in 2020, COVID-19 resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and therefore adversely affect the Fund, and you could lose money over short- or long-term periods.

Global and regional conflicts and wars may also negatively impact the Fund. For example, Russia’s military incursions in Ukraine led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this section.

Money Market Instruments Risk. The Fund may invest in money market instruments, including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, repurchase and reverse purchase agreements, and Variable Amount Demand Master Notes (“Master Notes”). These instruments, while generally considered cash-equivalents, are nevertheless subject to risk of default by the counterparty, risk of depreciation in the market and risk of loss of value if, for example, the issuer’s credit rating is downgraded or other circumstances develop that raise questions regarding the ability of the issuer to meet its obligations under the instrument.

Political Risk. Political risk describes a broad category of risks related to government action and public sentiment, including, but not limited to, the risk that government will intervene to seize business assets or regulate business activity more heavily and that

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private citizens will decide not to buy goods or services from a business due to real or perceived differences between the political views of the private citizens on one side and the business or the business managers on the other.

Real Estate and REIT Risk. The Fund will not invest directly in real estate, but may invest directly or indirectly in securities issued by companies that invest in real estate or interests therein (including, without limitation, investments in mortgage-backed securities), REITs or other companies in the real estate sector such as real estate brokers, real estate developers, real estate lenders and companies with substantial real estate holdings, which may include, without limitation, paper, lumber, hospitality, entertainment and other companies whose real estate holdings are important to their businesses. Risks associated with these types of investments include risks related to changes in interest rates; local or state real estate legislation, property tax changes and real estate regulation; declines in the demand for, or value of, residential or commercial real estate; adverse general and local economic conditions; lack of availability of capital; overbuilding in a given market or environmental issues; or factors that raise operating expenses for managing, developing or maintaining real estate or real estate businesses. Companies that have substantial real estate holdings but whose focuses are on other types of businesses are subject to risks related to those businesses, in addition to risks associated with real estate generally. REITs are subject to all of the foregoing risks and, in addition, are subject to risks related to the types and locations of the properties the REITs own, how well the REITs manage their properties, competition faced by the REITs’ properties, market conditions and other factors. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. To the extent that REITs are invested in a limited number of projects or in a particular market segment, they may also be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

Sector Risk. While the Fund does not concentrate in any industry or group of industries, the Fund may make significant investments in one or more industry sectors, subjecting it to risks particular to companies in the applicable sector(s), which may be greater than risks applicable to the market generally. Weaknesses or declines in the prospects for any industry sectors in which the Fund has significant investments may adversely affect the prices of these securities, thereby adversely affecting the NAV of the Fund. In addition, to the extent the Fund has significant holdings in a particular regulated industry within a sector, legislative or regulatory changes affecting that industry or sector may have an adverse impact on the prices of securities of companies in that industry or sector, thereby adversely affecting the NAV of the Fund.

Short Sale Risk. A short position is established by selling borrowed shares and attempting to buy them back at a lower price in the future. If the market value of the shares sold short increase in value, a loss will be experienced on the transaction, and such loss, in

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theory, is unlimited as the market value of the shares sold short could increase in value infinitely. Regardless of the underlying fundamentals of the company whose shares are sold short by the Manager, in a rising market, the Fund may lose value on its short sales as shares increase in value along with the general market. In addition, if the Fund’s short account falls below the required asset coverage levels or if the broker from whom a security was borrowed requires the security be repaid, then the Fund could be forced to cover short positions at an unfavorable time and/or for an unfavorable price, which may result in a loss for the Fund.

The Fund will incur increased transaction costs associated with selling securities short. When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales and may have to pay a fee to borrow the security. The Fund is also required to pay the broker any dividends and/or interest that accrue during the period that the short sale remains open. To the extent that the Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the Fund’s performance. To the extent that the Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s NAV greater than it would be without the use of leverage.

Small and Mid-Cap Securities Risk. Investing in the securities of small and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small and mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small and mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices (i.e., shares of small and mid-cap companies may be less liquid relative to shares of large-cap companies). Another risk factor is that small and mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, small and mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. Small and mid-cap companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Manager’s access to information about the companies and the stability of the markets for the companies’ securities. Small and mid-cap companies may be more vulnerable than larger companies to adverse business or economic developments. If the companies do not succeed, the prices of the companies’ shares could dramatically decline in value.

In addition to the strategies and risks described above, the Fund may invest in other types of securities whose risks are described below and/or in the Fund’s Statement of Additional Information (“SAI”).

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Disclosure of Portfolio Holdings

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s SAI.

Management of the Fund

The Fund’s investment adviser is Gator Capital Management, LLC, 2502 N. Rocky Point Drive, Suite 665, Tampa, Florida 33607. The Manager serves in that capacity pursuant to an advisory contract with Caldwell & Orkin Funds, Inc. (the “Company”) on behalf of the Fund. Subject to the authority of the Board of Directors of the Company (the “Board”), the Manager provides guidance and policy direction in connection with its daily management of the Fund’s assets. The Manager manages the investment and reinvestment of the Fund’s assets. The Manager is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Board, and it provides certain executive personnel to the Fund.

The Manager, organized as a Delaware limited liability company in 2008, is controlled by its President and Chief Investment Officer Derek Pilecki. The sole owner of the Manager is the Derek S. Pilecki Revocable Trust u/a/d September 15, 2008 for which Mr. Pilecki serves as the sole trustee. Mr. Pilecki has been affiliated with the Manager since its inception in 2008.

For its services to the Fund, the Manager receives monthly compensation at annual rates which vary in accordance with the following schedule:

Annualized Percentage of Average Daily Net Assets	Fund Asset Level
1.00%	$0 - $250,000,000
0.90%	$250,000,001 - $500,000,000
0.80%	over $500,000,001

The Fund paid the Manager an aggregate fee of 1.00% of average daily net assets for the fiscal year ended April 30, 2026. A discussion regarding the basis for the Board’s approval of the advisory agreement with the Manager is available in the Fund’s Semi-Annual Report to shareholders dated October 31, 2025.

Expense Reimbursement Arrangements. The Manager has contractually agreed, through August 30, 2027, to reimburse the Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund (such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests) and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets.

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Portfolio Managers

Mr. Derek Pilecki has served as a portfolio manager for the Fund since November 1, 2017. Mr. Christopher Pilecki has served as the co-portfolio manager of the Fund since May 2018. Mr. Derek Pilecki and Mr. Christopher Pilecki are jointly responsible for the day-to-day management of the Fund’s portfolio.

Derek Pilecki, CFA®. Mr. Derek Pilecki founded Gator Capital Management, LLC in 2008. At Gator, Mr. Derek Pilecki is the Chief Investment Officer and is a portfolio manager for the Fund. Mr. Derek Pilecki also manages a private investment partnership and various separately managed accounts.

From 2002 through 2008, Mr. Derek Pilecki was a member of the Goldman Sachs Asset Management (“GSAM”) Growth Equity Team. While at GSAM, Mr. Derek Pilecki was the co-Chair of the Investment Committee for the Growth Team and was a Portfolio Manager. He was also a member of the portfolio management team responsible for the Goldman Sachs Capital Growth Fund and provided primary coverage of the Financials sector for the Growth Team.

Prior to GSAM, Mr. Derek Pilecki was an Analyst at Clover Capital Management in Rochester, NY and Burridge Growth Partners in Chicago, IL and covered the Financials sector at both firms. Before entering graduate school, Mr. Derek Pilecki worked at Fannie Mae providing interest rate risk analysis for the company’s mortgage investment portfolio.

Mr. Derek Pilecki holds an MBA with honors in Finance and Accounting from the University of Chicago and a BA in Economics from Duke University. Mr. Derek Pilecki holds the Chartered Financial Analyst® designation and is a member of the CFA Tampa Bay Society.

Christopher Pilecki, CFA®. Mr. Christopher Pilecki joined Gator as a Trader and Quantitative Analyst in 2014.

From 2008 through 2014, Mr. Christopher Pilecki was a Trader at Chesapeake Capital Corporation where he focused on trading equity index, fixed income, foreign currency (FX) and commodity futures contracts on global exchanges. While at Chesapeake, Mr. Christopher Pilecki also was involved in trading system research.

Mr. Christopher Pilecki was an analyst at Atlantic Capital Management in Richmond, VA from 2003 to 2008. At Atlantic, Mr. Christopher Pilecki followed small and mid-cap companies in the technology and energy sectors. He also worked at Shockoe Capital, a long/short equity hedge fund, and in the sell side research department of Wachovia Securities prior to joining Atlantic Capital.

Mr. Christopher Pilecki holds an MBA with a concentration in Finance from Johns Hopkins University and a BS in Civil Engineering from the University of Virginia. He holds the Chartered Financial Analyst® designation.

Other Information. The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

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Purchase of Shares

The Fund sells its shares without any sales load. You may purchase shares of the Fund directly from the Fund as a direct shareholder (“Direct Shareholder”), or through an Omnibus account of a broker-dealer as an indirect shareholder (“Indirect Shareholder”). Your purchase of Fund shares is generally subject to the following minimum investment amounts:

Type of Account	Minimum Investment to Open an Account	Minimum Subsequent Investments
Regular Account	$5,000	$100
Individual Retirement Account (IRA), Uniform Gift to Minors Act (UGMA) Account, or other Tax Deferred Account	$5,000	$100

Notwithstanding the foregoing:

●	We may determine, in our sole discretion, to accept or reject any request to purchase shares of the Fund at any given purchase level.

●	Shares of the Fund may be purchased or sold through asset allocation, wrap fee and other similar fee-based advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund’s distributor, Ultimus Fund Distributors, LLC (the “Distributor”). The Fund reserves the right to waive the minimum initial or subsequent investment amount for purchasing Shares of the Fund through these or other programs.

Initial Purchase Methods To open an account, you must submit a completed New Account Application in good order. Initial investments may be funded via federal funds wire transfer, Automated Clearing House (ACH), or check drawn on a U.S. financial institution. The Fund offers its shares at the NAV next determined after an order is received in good order on a Business Day. The Fund reserves the right to reject any purchase order or payment method at its sole discretion.

How to Purchase Shares. You may purchase shares directly from the Fund by sending a completed application and a check in the amount of your investment to us at one of the addresses below. Your check should be made payable to the “Gator Capital Long/Short Fund.” The Fund generally does not accept cash equivalents for the purchase of shares, including, but not limited to: cash, cashier’s checks, bank official checks, certified checks, bank money orders, third-party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, or payments drawn on non-U.S. financial institutions. Eligible purchases must meet applicable minimum investment requirements. All investments must be in U.S. dollars, and the checks must be drawn on a U.S. bank. All purchases of Fund shares will be made at the next calculated NAV after a completed order is received.

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Gator Capital Long/Short Fund

Regular Mail: Gator Capital Long/Short Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Overnight Delivery: Gator Capital Long/Short Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 (800) 467-7903

Purchase Requests in Good Order. A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed Investor Application for a new account
●	The exact dollar amount of the investment
●	For an existing account, the account number and the name(s) exactly as registered on the account
●	Payment in U.S. dollars, payable to the Fund
●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) making the purchase

Purchase requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses resulting from requests not received in good order.

If you wish to invest in the Fund by wire, please call the Fund at (800) 467-7903 to obtain detailed wiring instructions and notify the Fund that a wire transfer will be sent. To establish a new account by wire, the Fund or its transfer agent must also receive a completed and signed New Account Application in good order.

The Fund will generally credit an investment made by wire on the business day the funds are received by the Fund’s designated bank, provided the funds and all required account information are received in good order before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time. Funds and account information received after that time will generally be processed at the NAV next determined on the following business day.

Your bank may charge a fee for sending a wire transfer. The Fund and its transfer agent are not responsible for delays in the receipt of wired funds caused by the transmitting or receiving bank or the Federal Reserve wire system.

Automated Clearing House (“ACH”) Purchases. Shareholders may purchase shares of the Fund through the ACH network from a U.S. bank or other U.S. financial institution. All payments must be made in U.S. dollars.

Initial and Subsequent Purchases by ACH. ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application or other documentation acceptable to the Fund or its transfer agent. A voided check or other form of bank account verification acceptable to the Fund or its transfer agent is required to verify the designated bank account and its ownership.

Bank Account Requirements. The designated bank account must be maintained at a U.S. financial institution. At least one registered owner of the Fund account must be an owner of the designated bank account, and the ownership information on the bank account must be sufficiently consistent with the registration of the Fund account. ACH transfers initiated from a bank account for which no registered owner of the Fund account is an owner will not be accepted.

Right to Reject; Good Order. The Fund and its transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, bank account verification, and other documentation reasonably required by the Fund or its transfer agent have been received in proper form and are acceptable to the Fund or its transfer agent. An incomplete, unclear, unauthorized, or insufficiently documented request may be delayed or rejected. Neither the Fund nor its transfer agent will be responsible for delays or losses resulting from a request that is not received in good order.

Payment for Shares and Good Funds Policy. The Fund accepts payment for shares by check, ACH transfer, or wire transfer. All purchase orders are subject to acceptance by the Fund and will be executed at the next NAV calculated after the order is received in good order.

Payments made by check or ACH may be subject to a collection period to ensure that the payment has cleared and is received in good funds. If you redeem shares shortly after purchasing them by check or ACH, the Fund may delay sending the redemption proceeds for up to 10 business days, or longer if necessary, to allow the purchase payment to clear.

This collection period does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt.

If a check or ACH payment does not clear, the purchase may be cancelled. You will be responsible for any resulting loss or expense incurred by the Fund or its transfer agent, as well as any applicable fees.

Payment for Shares and Good Funds Policy The Fund accepts payment for shares by check, ACH transfer, or wire transfer. All purchase orders are subject to acceptance by the Fund and will be executed at the next NAV calculated after the order is received in good order.

Payments made by check or ACH may be subject to a collection period to ensure that the payment has cleared and is received in good funds. If you redeem shares shortly after purchasing them by check or ACH, the Fund may delay sending the redemption proceeds for up to 10 business days, or longer if necessary, to allow the purchase payment to clear.

This collection period does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt.

If a check or ACH payment does not clear, the purchase may be cancelled. You will be responsible for any resulting loss or expense incurred by the Fund or its transfer agent, as well as any applicable fees.

The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Gator Capital Long/Short Fund post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Customer Identification Program (“CIP”) and Anti-Money Laundering (“AML”) Disclosure

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person or entity that opens an account, to the extent reasonable and practicable. This notice is provided in accordance with the USA PATRIOT Act of 2001 and the regulations issued thereunder.

What this means for you: When you open an account, the Fund and/or its agents, including Ultimus Fund Solutions (the “Transfer Agent”), will request your full name, residential or business street address, date of birth for individuals, and an identification number, such as a Social Security Number or Taxpayer Identification Number (“TIN”), and may request other information that will allow the Fund to identify you. A P.O. Box is not sufficient and will not be accepted as a primary residential or business street address, although it may be used as a mailing address.

For legal entities, the Fund may require documentation verifying the legal existence of the entity and, as required by applicable law, identifying and verifying the identity of beneficial owners and/or control persons. The Fund may also request to see a driver’s license, passport, or other identifying documents. The Fund may also check customer information against government lists, as required or permitted by applicable law. The Fund will retain records of the information used to verify identity in accordance with applicable law.

Verification Process: The Fund and/or its agents reserve the right to:

●	Refuse to open an account or delay the processing of a purchase order if the required information is not provided;
●	Restrict transactions, close an account, or take other steps if identity cannot be verified within a reasonable timeframe; and/or
●	Take any other action required or permitted by applicable law, including freezing an account or its assets.

Account Closure/Redemption

If an account is closed because identity cannot be verified, shares will be redeemed at the next calculated NAV following the closure, or as otherwise permitted by applicable law. To the extent permitted by applicable law, the Fund, the Transfer Agent, and their respective affiliates and agents will not be liable for any loss, including market fluctuations, resulting from delays, restrictions, or account closures related to this verification process.

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Purchases through Third Parties/Broker-Dealers. You may make new and additional Fund purchases through Omnibus accounts of a Financial Industry Regulatory Authority (“FINRA”)-registered broker-dealer as an Indirect Shareholder. Since a broker-dealer may charge you additional or different fees for purchasing or redeeming shares than those described in this Prospectus, ask your broker-dealer about his or her fees before investing. For purchases of shares made through a broker-dealer, orders are deemed to have been received by the Fund when the order is received in good order by the broker-dealer and are executed at the next determined NAV after such receipt by the broker-dealer or the broker-dealer’s authorized designee. The Fund may, from time to time, make cash payments to certain financial intermediaries for shareholder services or networking fees. The Manager also may, from time to time, at its expense and out of its own resources, make cash payments to certain financial intermediaries for shareholder services or networking fees. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase Fund shares or the amount the Fund receives as proceeds from such sales. Revenue sharing or networking fee payments may be made to financial intermediaries that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, transaction processing, sub-transfer agency, sub-accounting, or marketing support.

Automatic Investment Plan. We offer an Automatic Investment Plan for Direct Shareholders who wish to automatically invest a specific amount of money on a regular basis after making their initial investment. Debits must be made from your bank account in amounts of $100 or more and may be made between the 1st and the 25th of the month. If your regularly scheduled debit date falls on a weekend or holiday, your account will be debited on the following business day. You may participate in the Automatic Investment Plan by completing the appropriate section of the Regular Account Application or the Account Options Form. All requests to change or discontinue the Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date. Please call the Fund at (800) 467-7903 if you wish to participate in the Automatic Investment Plan.

Redeeming Your Shares

Redemption Requests in Good Order

A written redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number
●	The exact dollar amount or number of shares to be redeemed
●	The name(s) of the registered account owner(s), exactly as they appear on the account
●	The signature(s) of all registered owners
●	Any required signature guarantee or medallion signature guarantee, if applicable
●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Written redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

We will buy back (redeem) your shares at the next determined NAV after we receive a valid request for redemption. Note that your intermediary may charge fees for redeeming shares not described in this Prospectus. Those fees are not imposed by the Fund and are not paid to the Fund.

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Gator Capital Long/Short Fund

You may redeem your shares by mail by sending a letter of instruction signed by all beneficial owners of the account to the Transfer Agent with your name, account number and the amount you wish to redeem. Mail the redemption request to:

Gator Capital Long/Short Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707

Cincinnati, OH 45246

Overnight Delivery:
Gator Capital Long/ Short Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

A check for the redemption proceeds will be sent to you at the address of record. If you request that the proceeds from the redemption be mailed to an address or a person that is not the address or person of record, or if you request, in writing, a redemption of $50,000 or more from your account, please note that an original “Medallion” signature guarantee is required for all signatures on request.

A “Medallion” signature guarantee can be obtained from most banks or securities dealers.

In lieu of a check, you also may request that the redemption proceeds be wired to your bank account, provided that wiring instructions have been previously provided to the Transfer Agent. If wire instructions have not been previously provided, please include them in your written request, and obtain a “Medallion” signature guarantee. A fee of $15 will be charged for each wire transfer of redemption proceeds. This fee will be deducted directly from your account and is subject to change without notice. Your bank or any intermediary institution may also charge a separate fee for receiving the wire. The Fund and its transfer agent are not responsible for any delays or additional fees imposed by the receiving bank or any intermediary institution. Your bank may also impose a fee for the incoming wire.

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You may also redeem your shares by telephone for amounts up to $50,000 if you have established telephone redemption privileges for your account (see Regular Account Application or Accounts Options Form, both available on the Fund’s website at https://gatorcapital.com/mutual-funds/). To redeem shares, please call the Transfer Agent at (800) 467-7903 before 4:00 p.m. Eastern Time on any day the NYSE is open for business. Telephone redemption proceeds may be wired only if wiring instructions have been provided on your initial Regular Account Application, Accounts Options Form, or if wiring instructions are provided, “Medallion” signature guaranteed, at any other time. Again, a fee for the wiring service will be deducted from your redemption proceeds.

A “Medallion” signature guarantee is also required by the Fund for all IRA transfers.

Medallion Signature Guarantee Requirements. To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Fund and/or the Transfer Agent require an MSG in situations including, but not limited to, the following:

●	The redemption amount exceeds $50,000 (or such other threshold as may be established by the Fund and/or the Transfer Agent);
●	Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;
●	Proceeds are requested to be made payable to a person or entity other than the registered account owner;
●	Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;
●	The account registration or ownership is being changed;
●	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or
●	Any other circumstance in which the Fund or the Transfer Agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserve the right, in their discretion, to waive or require an MSG and to reject any signature guarantee they deem unacceptable.

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Gator Capital Long/Short Fund

You should note that a telephone redemption may be difficult to implement during periods of drastic economic or market changes. If you are unable to implement a telephone redemption at any time, you may redeem shares by mail as described above. By establishing telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail the redemption proceeds. The Transfer Agent employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. The Transfer Agent reserves the right to refuse a telephone redemption request if the caller is unable to provide the following information exactly as registered on the account: account number, complete owner name and address, primary Social Security number or tax identification number. The Transfer Agent’s records of telephone redemption are binding. If you use telephone redemption privileges, you agree that neither the Transfer Agent nor the Fund will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Transfer Agent provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. As a result of this and other procedures, the investor may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent fails to employ this and other established procedures, the Transfer Agent may be liable. Telephone redemption is not available if proceeds are to be sent to an address other than the address of record.

Retirement Plans. If you own shares of the Fund through an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold U.S. federal income tax. Unless you elect in your redemption request that you do not want to have U.S. federal tax withheld, the redemption will be subject to withholding. Redemptions requests from an IRA may be made by telephone. If you are redeeming shares held in an IRA by telephone transaction, you will be asked whether or not the Fund should withhold U.S. federal income tax.

If you invested in the Fund through a broker-dealer other than the Fund’s Distributor, you will need to contact your broker-dealer to redeem your shares. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus.

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Payment. The length of time the Fund typically expects to pay redemption proceeds is similar regardless of whether the payment is made by check, wire, or Automated Clearing House (“ACH”). The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one to three business days; and

●	For payment by wire or ACH, the Fund typically expects to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Systematic Withdrawal Plan. We offer a Systematic Withdrawal Plan for Direct Shareholders who wish to withdraw a set dollar amount at regular intervals. There is no special fee for this service. To be eligible for the Systematic Withdrawal Plan, Regular (taxable) account holders must have at least $5,000 in their Gator Capital Long/Short Fund account and must withdraw at least $100 per transaction. IRA and other retirement plan account holders must have at least $5,000 in their account, and are not subject to a minimum withdrawal amount per transaction. Systematic withdrawals may be made bi-monthly, monthly, quarterly, semi-annually or annually. If your regularly scheduled systematic withdrawal date falls on a weekend or holiday, your funds will be sent on the prior business day. Payment may be made via a check mailed to the address of record, or sent electronically and deposited into a pre-determined bank account. Please note that these sales of Fund shares may result in taxable investment gains and / or investment losses. You may participate in the Systematic Withdrawal Plan by completing the appropriate section of the Automatic Investment / Telephone Redemption Privilege / Systematic Withdrawal Plan Election Form. All requests to change or discontinue the Systematic Withdrawal Plan must be received in writing fifteen (15) days prior to the next scheduled withdrawal date. Please call the Fund at (800) 467-7903 if you wish to participate in the Systematic Withdrawal Plan.

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Gator Capital Long/Short Fund

Additional Information about Purchases and Redemptions

Lost Shareholders, Inactive Accounts and Unclaimed Property. Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Small Accounts. Due to the high cost of maintaining smaller accounts of shareholders who invest directly with the Fund, we reserve the right to liquidate your account if, as a result of redemptions or transfers (but not as a result of required IRA distributions or market depreciation), your account’s balance falls below the minimum investment that was required when your account was opened. For accounts opened on or after August 28, 2018, the minimum investment requirements are generally $5,000 for Regular Accounts and $5,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. We will notify you if your account falls below the required minimum. If your account is not increased to the required level after a sixty (60) day cure period then we may, in our discretion, liquidate the account.

Automated Clearing House (ACH) Purchase. Current shareholders may purchase additional shares via ACH. To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

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You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the funds and charged a $25 fee to defray bank charges.

Telephone Purchases by Securities Firms. Brokerage firms that are FINRA members may telephone the Fund at (800) 467-7903 and buy shares for current Fund investors through the brokerage firm’s Omnibus account with the Fund. By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund, the Fund’s Distributor nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to follow these established procedures, they may be liable. We may modify or terminate these telephone privileges at any time.

Other Redemption Information. Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Manager believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Readily marketable securities may include illiquid securities, which may take a while for the redeeming shareholder to sell. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

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Gator Capital Long/Short Fund

Responsibility for Fraud. Neither the Fund nor the Transfer Agent will be responsible for any account losses due to fraud of third parties. Please keep your account information private, and review your account statements immediately upon receipt. Contact the Transfer Agent immediately at (800) 467-7903 if you suspect there has been any unauthorized activity in your account.

Disruptive Trading and Market Timing. The Fund does not permit market timing; rather, the Fund is intended for long-term investors. Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of the Fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading which can have harmful effects for other shareholders. These risks and harmful effects include the following:

●	an adverse effect on portfolio management, as determined by the portfolio managers in their sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

●	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In light of the foregoing, the Board has decided to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading. Under the market timing policies and procedures, we may monitor trading activity by shareholders and take steps to prevent disruptive trading. In general, we consider frequent roundtrip transactions in an account to constitute disruptive trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 60 days. While there is no specific limit on roundtrip transactions, we reserve the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where we determine that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 60-day period.

In determining the frequency of roundtrip transactions, we will not include purchases pursuant to dollar cost averaging or other similar programs, and we will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. We will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that we suspect as disruptive trading.

We may also take action if we determine that a shareholder's trading activity (measured by roundtrip trading or otherwise) is determined to be disruptive trading, even if applicable shares are held longer than 60 days. In addition, we may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or

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federal regulatory requirement. The Fund's ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have simultaneous access to the underlying shareholder account information. The Fund and financial intermediaries, however, attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing or disruptive trading and to impose restrictions on such activities.

In compliance with Rule 22c-2 of the 1940 Act, the Fund’s Distributor, on behalf of the Fund, will enter into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing and disruptive trading policies. The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all disruptive trading.

Miscellaneous. We reserve the right to:

●	terminate or modify any of the procedures for purchasing or redeeming shares at any time;

●	refuse to accept any request to purchase shares of the Fund for any reason;

●	delay sending the proceeds pursuant to any redemption request involving recently purchased shares until the check or ACH payment is received in good funds and clears, which may take up to ten (10) business days, or longer if necessary;

●	delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed the next business day after a request is received in good order);

●	in its sole discretion, process any redemption request by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as “redemption in kind”); or

●	require a Medallion Signature Guarantee, additional documentation, or other verification for a redemption request in accordance with the Fund’s ‘Medallion Signature Guarantee Requirements,’ including for redemptions exceeding $50,000 and certain changes to account registration, address, or banking information.

Distributions

The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund.

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Gator Capital Long/Short Fund

U.S. Federal Taxes

The following information is meant as a general summary for U.S. taxpayers (other than U.S. investors who hold their shares in IRA or other tax-qualified plans). The summary is based on the existing provisions of the Code, legislative history, existing and proposed Treasury regulations (the “Regulations”), published rulings and court decisions, all as currently in effect. The rules dealing with U.S. federal income taxation are constantly under review, including with respect to the impact of the United States Supreme Court’s decision in Loper Bright Enterprises v. Raimondo, which could significantly impact the U.S. Treasury Department’s and IRS’ authority to interpret the Code and issue Regulations. Therefore, no assurance can be given that the currently anticipated U.S. federal income tax treatment of an investment in the Fund will not be modified by legislative, judicial or administrative changes, possibly with retroactive effect, to your detriment. Additional tax information is included in the SAI. The summary is not a comprehensive explanation of the U.S. federal income tax treatment of a Fund or its shareholders, and the discussion below and in the SAI is not intended to be a substitute for careful tax planning. Prospective shareholders should consult their tax advisors about the tax consequences of an investment in Fund shares, including the possible application of non-U.S., state and local tax laws.

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund will not be subject to U.S. federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

Shareholders may elect to receive dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

The Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to U.S. federal, state, and local taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares.

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As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 24%) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder’s U.S. federal income tax liability.

You will normally be notified by February 15 of each year about the U.S. federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

The Fund is required to report cost basis information to the IRS on IRS Form 1099-B, Proceeds from Broker and Barter Exchange Transactions, for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). The Fund must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS-approved method is specifically elected in writing by the shareholder. Average cost basis (“Average Cost”), which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, that shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. The U.S. federal tax regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting.

Shareholders should consult with their own tax advisers about U.S. federal, state, and local tax consequences of an investment in the Fund.

Net Asset Value

The NAV of the Fund’s shares is determined once daily at market close, generally 4:00 p.m. Eastern Time every day the NYSE is open for trading. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the NAV of shares of each Class of the Fund will not be calculated. The current closing NAV is available 24 hours a day, 7 days a week by calling (800) 467-7903.

The NAV per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of

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Gator Capital Long/Short Fund

shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Manager, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day of valuation or, if no sale is reported, at the last bid price for long positions and at the last ask price for short positions. Valuations of fixed income securities are supplied by independent pricing services approved by the Board.

Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser, as the Fund’s valuation designee pursuant to policies adopted by the Board. Because a fair value determination is based on an assessment of the value of the security, the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation; or (iv) or in other situations deemed necessary by the Board. To the extent the Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV calculations are based upon the NAV reported by such registered open-end investment companies, and the prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using such fair value pricing.

Additional Information

Each shareholder who purchases shares directly from the Fund through the Distributor has an investment account and will receive quarterly statements from the Fund’s Transfer Agent as well as confirmation statements after each transaction. The quarterly statement will show the cumulative activity in the account since the beginning of the year. After the end of each year, shareholders will receive U.S. federal income tax information regarding dividend and capital gain distributions. On a semi-annual basis, the Manager will send investors a report which will include a letter regarding the Fund’s results, a performance summary, security positions in the Fund and financial statements.

To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at (800) 467-7903 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

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Inquiries regarding a Direct Shareholder’s investment account may be made to the Fund’s Transfer Agent using the address on the back of this Prospectus. Additionally, shareholders who purchase Fund shares directly from the Fund’s Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903. All other inquiries should be directed to the Fund at the address on the front of this Prospectus.

New Accounts can be established online. To establish internet transaction privileges, you must enroll through the website, https://gatorcapital.com/mutual-funds/. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Please call (800) 467-7903 for assistance in establishing online access.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund nor their transfer agent, distributor nor Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Verification of Shareholder Transaction Statements. You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Prospectus | August 28, 2026	39

Gator Capital Long/Short Fund

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders, which is available upon request. You may obtain a copy of the Annual Report, without charge, by calling the Fund at (800) 467-7903.

40	1-800-467-7903 | https://gatorcapital.com/mutual-funds/

Financial Highlights

(For a share outstanding during each year)

	For the Year Ended April 30, 2026	For the Year Ended April 30, 2025	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Selected Per Share Data
Net asset value, beginning of year	$48.41	$41.23	$30.62	$29.31	$29.17
Investment operations:
Net investment income(a)	(0.10)	0.31	0.53	(0.04)	(0.32)
Net realized and unrealized gain (loss) on investments	13.81	7.25	10.08	1.35	0.46
Total from investment operations	13.71	7.56	10.61	1.31	0.14

Less distributions to shareholders from:
Net investment income	(0.26)	(0.41)	—	—	—
Net realized gains	(2.45)	—	—	—	—
Total distributions	(2.71)	(0.41)	—	—	—

Paid in capital from redemption fees	0.04	0.03	— (b)	— (b)	— (b)
Net asset value, end of year	$59.45	$48.41	$41.23	$30.62	$29.31

Total Return(c)	28.39%	18.33%	34.65%	4.47%	0.48%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$81,189	$49,873	$33,824	$20,364	$19,878

Ratios to Average Net Assets:
Ratio of net expenses to average net assets(d)	3.00%	2.62%	3.07%	3.13%	3.07%
Ratio of expenses to average net assets before waiver by Adviser	3.00%	2.62%	3.19%	3.55%	3.38%
Ratio of net investment loss to average net assets	(0.17)%	0.65%	1.51%	(0.05)%	(1.07)%
Portfolio Turnover Rate	59%	42%	78%	52%	55%

(a)	Calculated using average shares outstanding.

(b)	Rounds to less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 1.56%, 1.73%, 2.00%, 2.00% and 2.00% for the fiscal years ended April 30, 2026, 2025, 2024, 2023 and 2022, respectively.

Prospectus | August 28, 2026	41

Customer Privacy Notice

FACTS	WHAT DOES CALDWELL & ORKIN FUNDS, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    Assets

■    Retirement Assets

■    Transaction History

■    Checking Account Information

■    Purchase History

■    Account Balances

■    Account Transactions

■    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Caldwell & Orkin Funds Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Caldwell & Orkin Funds, Inc. share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
For our affiliates’ marketing purposes	Yes	Yes*

Questions?	Call (800) 467-7903

To limit our sharing

* Call (813) 282-7870

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

P-1	1-800-467-7903 | https://gatorcapital.com/mutual-funds/

US1 156744200 2

Who we are
Who is providing this notice?	Caldwell & Orkin Funds, Inc. Gator Capital Long/Short Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does Caldwell & Orkin Funds, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Caldwell & Orkin Funds, Inc. collect my personal information?

We collect your personal information, for example, when you

■   Open an account

■   Provide account information

■   Give us your contact information

■   Make deposits or withdrawals from your account

■   Make a wire transfer

■   Tell us where to send the money

■   Tell us who receives the money

■   Show your government-issued ID

■   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■   Affiliates from using your information to market to you

■   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Gator Capital Management, LLC the investment adviser to Caldwell & Orkin Funds, Inc., could be deemed an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Caldwell & Orkin Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Caldwell & Orkin Funds, Inc. does not jointly market.

Prospectus | August 28, 2026	P-2

US1 156744200 2

How to Obtain More Information

The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and in Form N-CSR. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

If you would like to make an inquiry or obtain additional information about the Fund or request a free copy of the Fund’s SAI, Annual or Semi-Annual Reports, or financial statements, please call us toll free at (800) 467-7903, visit our website at https://gatorcapital.com/mutual-funds/ or write us at The Gator Capital Long/Short Fund, c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, OH 45246.

Reports and other information about the Fund are available from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the Internet site may be obtained, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.

SEC File Number: 811-06113

Board of Directors

Frederick T. Blumer, Chairman

Derek Pilecki, President

Rhett E. Ingerick

Bevin E. Franks

Manager

Gator Capital Management, LLC

2502 N. Rocky Point Drive, Suite 665

Tampa, Florida 33607

Transfer Agent

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Distributor

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Custodian

U.S. Bank National Association

OH-US Bank Tower, Cincinnati

425 Walnut Street

Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street,

Suite 2900

Philadelphia, PA 19102-2529

Legal Counsel

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC 27101

US1 156744200 2

STATEMENT OF ADDITIONAL INFORMATION

August 28, 2026

THE GATOR CAPITAL LONG/SHORT FUND

OF

THE CALDWELL & ORKIN FUNDS, INC.

Ticker Symbol: GATRX

2502 N. Rocky Point Drive
Suite 665
Tampa, Florida 33607

Telephone No. (813) 282-7870
(800) 467-7903

The Gator Capital Long/Short Fund (the “Fund”) is a portfolio of The Caldwell & Orkin Funds, Inc. (the “Company”), an open-end diversified management investment company. Prior to August 28, 2024, the Fund was named the Caldwell & Orkin – Gator Capital Long/Short Fund. The Fund’s objective is to provide long-term capital growth with a short-term focus on capital preservation.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Fund’s Prospectus, dated August 28, 2026 (the “Prospectus”), which has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be obtained, without charge, by contacting the Fund at the above telephone number or address. This SAI has been incorporated by reference in its entirety into the Prospectus.

This SAI incorporates by reference information from the Fund’s annual report (the “Annual Report”) to shareholders for the fiscal year ended April 30, 2026. Additional copies are available, without charge, by contacting the Fund at (800) 467-7903.

GATOR CAPITAL MANAGEMENT, LLC – “MANAGER”

TABLE OF CONTENTS

THE FUND	1
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS	1
INVESTMENT RESTRICTIONS	12
PORTFOLIO TURNOVER	14
DISCLOSURE OF PORTFOLIO HOLDINGS	14
CODE OF ETHICS	15
PROXY VOTING POLICIES	15
MANAGEMENT OF THE FUND	16
MANAGEMENT AND ADVISORY ARRANGEMENTS	20
ADDITIONAL INFORMATION ABOUT THE MANAGER	21
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	22
DETERMINATION OF NET ASSET VALUE	23
THE DISTRIBUTOR	23
ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT	24
PURCHASE OF SHARES	25
REDEMPTION OF SHARES	25
SHAREHOLDER SERVICES	26
DIVIDENDS, DISTRIBUTIONS AND TAXES	28
PRINCIPAL SHAREHOLDERS	33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
CUSTODIAN	34
LEGAL COUNSEL	34
GENERAL INFORMATION	34
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	A-1

THE FUND

The Fund is the only series of the Company, an open-end, diversified management investment company incorporated under the laws of the State of Maryland on August 15, 1989. The Fund’s address is: 2502 N. Rocky Point Drive, Suite 665, Tampa, Florida 33607, and its telephone number is (813) 282-7870 or (800) 467-7903.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

Reference is made to the sections entitled “Summary Section – Investment Objective”, “Summary Section – Principal Investment Strategies of the Fund”, “Summary Section – Principal Risks of Investing in the Fund” and “Additional Information about the Principal Risks of Investing in the Fund” in the Prospectus for a discussion of the Fund’s investment objectives and policies and principal risks of investing in the Fund. Set forth below is certain further information relating to the Fund generally.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment programs will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI.

Borrowing Money. The Fund may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares, for temporary emergency purposes or for other purposes. Borrowing involves the creation of a liability that requires the Fund to pay interest. The risks of borrowing include a higher volatility of the net asset value (“NAV”) of the Fund’s shares and the relatively greater effect on the NAV of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in NAV per share than if the Fund had not borrowed money. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Changing Fixed Income Market Conditions. In 2022, the Board of Governors of the Federal Reserve System began raising the federal funds rate in an effort to help fight inflation and has maintained the federal funds rate at a high level since that time. It is unclear how long these policies will last. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed-income investments, including fixed-income investments held by the Fund, which could cause the value of the Fund’s investments and share price to decline. To the extent that the Fund invests in derivatives tied to fixed-income markets, the Fund will be more substantially exposed to these risks than a fund that does not invest in such derivatives. In addition, this and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Commodities Exchange Act Compliance. To the extent the Fund makes investments regulated by the Commodities Futures Trading Commission (“CFTC”), it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). Accordingly, the Manager has filed a notice of eligibility for exclusion pursuant to 4.5 from the definition of the term “commodity pool operator” and has represented that the Manager will operate the Fund such that the Fund complies with the requirements of the Rule 4.5 exemption. As a result, the Manager is not subject to registration or regulation as a commodity pool under the CEA. If the Fund is unable to comply with the requirements of Rule 4.5, it may be required to modify its investment strategies or the Manager may be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

Convertible Securities. The Fund may buy securities convertible into common stock or other equity in a company, such as convertible bonds, convertible preferred stocks and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the underlying securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Convertible bonds are subject to risks associated with fixed income investments, such as credit risk, interest rate risk, and maturity risk. Convertible preferred stocks are subject to the risks of preferred stocks, such as equity risk and risks that the issuer will not be able to pay any preferred dividend or other preference. Warrants are subject to risks associated with options, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Cybersecurity Risks. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its respective affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years, and the Fund could suffer material losses relating to cyber attacks or other information security breaches in the future. The Fund’s and its respective affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of its respective affiliates and third-party service providers. This could result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future. The Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cybersecurity systems of issuers or third-party service providers. The Fund and its shareholders could be negatively impacted as a result.

Derivative Instruments. The Fund may use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs.

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is continually evolving and the Fund may invest in derivatives other than those described below.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If the Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses. If the Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time and the possible inability of the Fund to close out or to liquidate its derivatives positions. The Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

Options on Securities and Indices. The Fund may, among other things, purchase and sell put and call options on equity, debt or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, the Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase, pending its ability to invest in such securities in an orderly manner.

An option on a security (or index designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

If the Fund writes a call (put) option on an underlying security it owns (is short), the option is sometimes referred to as a “covered option.” When writing a covered option, the Fund is more protected than if the Fund writes an option on a security it does not hold. If the Fund writes a call (put) option on an underlying security it does not own, the option is sometimes referred to as a “naked option.” The Fund may write “naked” call options on individual securities or instruments in which it may invest but that are not currently held by the Fund. When writing “naked” call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it wrote the “naked” call option as collateral to ensure that it meets its obligations as the writer of the option. During periods of declining securities prices or when prices are stable, writing “naked” call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when the price of the security underlying the written option increases, the Fund is exposed to an increased risk of loss, because if the price of the security underlying the option exceeds the option’s exercise price, the Fund will lose the difference minus any premium received from writing the option. “Naked” written call options are riskier than covered call options because there is no underlying security held by the Fund that can act as a partial hedge. “Naked” written call options have speculative characteristics, and the potential for loss is theoretically unlimited as there is no limit to how much the value of the underlying asset may increase. When a “naked” written call option is exercised, the Fund must purchase the underlying security to meet its delivery obligation or make a payment equal to the value of its obligation in order to close out the option. There is also a risk, especially with less liquid preferred and debt securities or small capitalization securities, that the securities may not be available for purchase.

A naked put option is a position in which a buyer writes a put option and has no short position in the underlying stock. A naked put option may be used when the Fund expects the underlying stock to be trading above the strike price at the time of expiration. The Fund will benefit from a naked put option if the underlying stock is trading above the strike price at the time of the expiration of the put option and expires worthless because the Fund will keep the entire premium. The Fund could lose money if the price of the underlying stock is below the strike price because the put may be exercised against the Fund, causing the Fund to buy the stock at the strike price.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, the Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

OTC Options. The Fund may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Fund may also purchase and write dealer options.

Risks Associated with Options on Securities and Indices. There are a number of risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in the Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline.

Similarly, as the writer of a call option on a securities index or ETF, the Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The value of call options written by the Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an option generally has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect the Fund’s engaging in options transactions.

If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by the Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Manager anticipates that the currency will appreciate or depreciate in value. In addition, the Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options.

Option Combinations. The Fund may combine options transactions, which combinations may be in the form of option spreads or option collars. Put spreads and collars are designed to protect against a decline in value of a security the Fund owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put’s strike price. The call means that the investor will not benefit from increases in the price of the security beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put.

In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call’s strike price.

The Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security or index, with the same strike price and expiration date.

Emerging Markets Risk. The Fund may invest directly and indirectly in emerging market securities. In addition to the general risk of investing in foreign securities, investing in emerging markets can involve greater and more unique risks than those associated with investing in more developed markets. The securities markets of emerging countries are generally small, less developed, less liquid, and more volatile than securities markets of the U.S. and other developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments. The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems in more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment. As a result of these various risks, investments in emerging markets are considered to be speculative and may be highly volatile.

Equity Securities. The Fund’s portfolio may include common stocks traded on domestic securities exchanges or in the over-the-counter market. In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for many or all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Fixed Income Securities. The Fund may invest in fixed income securities that include corporate, municipal or other government debt securities. Corporate and municipal debt obligations purchased by the Fund may be of any credit quality, maturity or yield. Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by S&P Global Ratings, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Manager’s opinion). In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds. Debt obligations rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. Descriptions of the quality ratings of Moody’s, S&P and Fitch are contained in this SAI. While the Manager utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Other risks associated with fixed income securities, without limitation, are as follows:

Credit Risk. Credit risk is the risk that the issuer or guarantor of a fixed income security or counterparty to a transaction involving one or more fixed income securities held by the Fund will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, the Fund’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security may be reduced. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

Interest Rate Risk. The price of a bond or other fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in bonds or fixed income securities, may vary in response to changes in interest rates. A rise in interest rates generally causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the Fund’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect if the Fund then holds a significant portion of its assets in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, the holdings of mortgage-backed securities by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

Maturity Risk. Maturity risk is another factor that can affect the value of the Fund’s fixed income holdings. In general, the longer the maturity of a fixed income security, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

Financial Sector Risk. To the extent that the Fund makes significant investments within the financial sector, the Fund’s performance will be susceptible to the economic, business, political, regulatory or other developments that affect the financial sector and the industries within that sector. It also means the Fund may be less diverse and more volatile than a fund investing in a broader range of sectors. The financial sector includes banks and other depository institutions, insurance firms, credit and payment processing companies, investment banks and investment advisory firms, real estate investment trusts (“REITs”). The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the financial sector. In the past, financial crises have resulted in insolvency and the closure or acquisition of a number of financial institutions, which resulted in a total loss of shareholder value. No assurance can be made that future financial crises will not severely impact financial services companies. Companies operating in the financial sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Some financial services companies have, in the past, experienced significant losses in value, particularly during economic or financial crises. If one or more financial services companies experience a significant loss in value, other companies in the financial services sector may also experience a loss in value. Financial services companies may also be particularly sensitive to government fiscal policy and government actions taken in response to broader economic issues. For example, in the Spring of 2023, a number of U.S. regional banks experienced financial stress and, in three cases, failures. These events may have been precipitated by the rapid rise in interest rates by the Federal Reserve and a resulting deterioration in the balance sheets of the banks, which made them vulnerable to runs. There can be no certainty that the actions taken by banking regulators to limit the contagion of these events on the banking system or other financial services companies will be effective. It is possible that additional banks or other financial services companies will experience financial stress or fail, which may affect adversely the banking system or other financial services companies. Any such adverse developments or concerns or rumors about any such developments, as well as the continued impact of rising interest rates, may reduce liquidity in the market generally or have other adverse effects on the Fund or issuers in which the Fund invests. Insurance companies may be subject to heavy price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by man-made and natural disasters (including weather catastrophes), as well as terrorism; and life and health insurer profits may be affected by mortality risks and morbidity rates and regulatory and operational changes affected by the changes to federal and state laws and regulations. Individual insurance companies may be subject to material risks, such as inadequate reserve funds to pay claims and the inability to collect from reinsurance carriers. The financial services sector continues to undergo change as existing distinctions between banking, insurance and brokerage businesses become blurred. In addition, the financial services sector continues to experience consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services sector and the Fund that cannot be predicted, and may have adverse consequences for companies in the sector.

Forward Commitment & When-Issued Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date. In such purchase transactions, the Fund may not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may also sell such a security prior to the settlement date. In such a case, the Fund could incur a short-term gain or loss.

Futures Contracts. The Fund may invest in futures contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the CFTC. No purchase price is paid or received when the contract is entered into. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by an increase in the case of a sale or by a decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund will seek to earn income on initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. The Fund may invest in securities index futures contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Options and futures can be volatile instruments and involve certain risks. If the Manager applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower a Fund’s return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market. In general, the Fund will not directly purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets.

Investment Companies. The Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds, and ETFs. Generally, under Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of another investment company’s outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. Under certain statutory and regulatory exemptions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The Fund may rely upon any applicable statutory or regulatory exemptions in investing in other investment companies. The Fund generally expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the investment adviser waives its management fee in an amount necessary to offset any sales charge or service fee. The Fund generally expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would exceed the 3% Limitation. To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Manager considers optimal. Also, under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of investment company shares held by the Fund in reliance on Section 12(d)(1)(F), the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities. The Fund may also rely on Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) which allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d1-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Fund expects to rely on Rule 12d1-4 to the extent the Manager deems such reliance necessary or appropriate. Investments in other investment companies subjects the Fund to additional operating and management fees and expenses. For example, Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.

Investments in Companies with Business Related to Commodities. As explained under “Investment Restrictions” below, the Fund does not invest directly in commodities. However, the Fund may from time-to-time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.), or in registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can experience heightened volatility in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such businesses or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices in the commodities markets generally.

Investments in Exchange-Traded Funds (“ETFs”). The Fund may invest, both long and short, in ETFs. An ETF is a fund that holds a portfolio of common stocks or bonds. ETFs may be actively managed or index based. An index-based ETF’s objective is to track the performance of a specific index and generally invests in a securities portfolio that includes substantially all of the securities (in substantially the same amount) included in the applicable index. ETFs are traded on a securities exchange based on their market value. ETFs generally register as investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses; ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Some ETFs seek daily leveraged investment results through the use of investment techniques, including investments in derivative instruments, in an attempt to provide either enhanced returns, or inverse (opposite) returns, relative to their respective underlying indices.

To the extent that the Fund takes a long position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may decline in value. To the extent that the Fund takes a short position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may increase in value. To the extent that an ETF the Fund invests in is leveraged, it will generally experience enhanced gains and losses as compared to ETFs that do not utilize leverage. Many leveraged ETFs rebalance their portfolios on a daily basis; therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

When the Fund takes a long position in an ETF, it will also bear its indirect portion of the fees and expenses of the ETF. There can be no assurance that each of the underlying ETFs in which the Fund may invest will grow to or maintain an economically viable size, in which case the ETF may be liquidated. To the extent that the ETFs in which the Fund may invest are granted licenses to use their respective underlying indices, the ETFs may be liquidated if such license agreements are terminated. In the event that an ETF in which the Fund invests is liquidated, there can be no assurance that shares of a comparable ETF would be available for investment by the Fund at that time.

Investments in Foreign Securities. The Manager may invest without limitation in equity securities that are issued by foreign issuers and traded in the United States and in American Depository Receipts of foreign companies. By doing so, the Manager attempts to take advantage of differences between economic trends and the performance of securities markets in various countries. The Manager believes that it may be possible to obtain significant appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification. Increased diversification is gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends.

Investing in foreign securities may also involve the following risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes.

To the extent portfolio securities are denominated in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign securities into U.S. dollars on a daily basis.

Investments in Short Sales of Securities. The Fund may utilize short sales in seeking to either hedge the risks associated with long investments or realize additional gains through speculative short sales. Short sales are sales of a security the Fund has borrowed but does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security it intends to sell short to make delivery to the buyer. The Fund is then obliged to replace the security borrowed by purchasing it at the market price at a later date. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which increases the cost of the transaction. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet regulatory requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, which loss will be augmented by the costs associated with the transaction. The Fund will realize a gain if the security declines in price between those dates in an amount greater than the costs associated with the transaction.

In addition, the Fund may make short sales “against the box”. Such a short sale occurs when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Investments in Small Companies. Although the Fund invests in companies of all sizes, there may be times when there is a significant investment in small companies. Smaller growth companies may offer greater potential for capital appreciation than larger companies. Smaller growth companies often have new products or technologies, new distribution methods, rapid changes in industry conditions due to regulatory or other developments, changes in management or similar characteristics that may result not only in the expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in share price appreciation.

In addition, because they may be less actively followed by stock analysts and less information may be available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest is gained. Smaller growth companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or change in management) than larger companies.

The smaller companies in which the Fund may invest may have relatively small revenues, may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods or services for a limited market. For example, they may be developing or marketing new products or services for which markets are not yet established and may never become established or may have or develop only a regional market for product or services and thus be affected by local or regional market conditions. In addition, small companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant enough in their industries and become subject to intense competition from larger companies. Due to these and other factors, small companies may suffer significant losses or realize substantial growth; therefore, investments in such companies tend to be volatile and are more speculative.

Lending of Portfolio Securities. In order to generate additional income, the Fund reserves authority to lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. The Fund may experience a loss or delay in the recovery of securities if the institution with which it has engaged in a portfolio loan transaction breaches the agreement with the Fund. Income from such lending will be invested in short-term cash equivalent securities, which will increase the current income of the Fund. Such loans will not be for more than 30 days and will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as rights to interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. With respect to lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss. If the Manager determines to make securities loans, the value of the securities loaned would not exceed one third of the value of the total assets of the Funds. The Fund did not engage in any securities lending activities during the fiscal year ended April 30, 2026.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Manager’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and therefore adversely affect the Fund.

Money Market Instruments. The Fund may invest in money market instruments, including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, repurchase and reverse purchase agreements (as described below), and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Maturities of Commercial Paper generally range from 2 to 270 days and are usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch, or if not rated, of equivalent quality in the Fund’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. Money market instruments, while generally considered cash-equivalents, are nevertheless subject to risk of default by the counterparty, risk of depreciation in the market and risk of loss of value if, for example, the issuer’s rating is downgraded or other circumstances develop that raise questions regarding the ability of the issuer to meet its obligations under the instrument.

Real Estate and REIT Risk. The Fund will not invest directly in real estate, but may invest directly or indirectly in securities issued by companies that invest in real estate or interests therein (including, without limitation, investments in mortgage-backed securities), REITs or other companies in the real estate sector such as real estate brokers, real estate developers, real estate lenders and companies with substantial real estate holdings, which may include, without limitation, paper, lumber, hospitality, entertainment and other companies whose real estate holdings are important to their businesses.

A REIT is a pooled investment vehicle that purchases primarily income-producing real estate or real estate-related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments. Investing in REITs may subject a fund to risks similar to those associated with the direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants. REITs may not be diversified and are largely dependent upon cash flow generated by their investments. REITs are also subject to the possibilities of failing to qualify for tax free pass through of income under the Internal Revenue Code of 1986 (the “Code”) and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. REITs may have limited financial resources, trade less frequently and in a limited volume, and be subject to more abrupt or erratic price movements than more widely held securities. In addition, the organizational documents of a REIT may give the trust’s sponsors the ability to control the operation of the REIT even though another person or entity could own a majority of the interests of the trust. These trusts may also contain provisions which would delay or make a change in control of the REIT difficult.

The Fund is also subject to the risks associated with real estate generally. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates, and defaults by borrowers or tenants. Investments in companies that service the real estate business sector may also be affected by such risks.

Regional, Small and Medium Bank Risk. Investing in securities of small and medium banks involves greater risk than customarily is associated with investing in larger, more established banks. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. These banks also may be subject to extensive federal and state regulations and to severe price competition. Credit losses resulting from financial difficulties of borrowers can negatively impact these banks. The regional banking industry in which small and medium banks typically compete is highly competitive and failure to maintain or increase market share may result in the loss of market value. The marketing and expansion strategies of many regional banks may place a significant strain on their risk management, financial controls, operations systems, personnel and other resources. There can be no assurance that these companies will complete the necessary improvements to their systems, procedures and controls necessary to support their future operations or rapid growth. The performance of small and medium banks may be impacted by a number of factors, such as adverse economic or regulatory occurrences affecting small and medium banks, economic conditions of the region or depositor base that the bank serves, negative public perception and decreased liquidity in credit markets. To the extent that certain regulatory requirements are relaxed for small and medium banks, such banks could increase their overall risk profile, which may also result in greater overall risk in the banking industry and the financials sector in general.

Repurchase Agreements. The Fund may enter into repurchase agreements with “primary dealers” in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price.

Reverse Repurchase Agreements. The Fund may invest in reverse repurchase agreements, which are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. In addition to taxable reverse repurchase agreements, the Fund also may invest in municipal reverse repurchase agreements.

Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. While the Fund does not concentrate in any industry or group of industries, the Fund may make significant investments in one or more sectors, subjecting it to risks particular to companies in the applicable sector(s), which may be greater than risks applicable to the market generally. To the extent the Fund has greater exposure to any given sector, the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence adversely affecting the sector. In such a case, the Fund’s potential for loss will be greater than if its portfolio were invested more broadly in different sectors.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

U.S. Government Securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. Government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, FNMA and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, others by discretionary authority of the U.S. Government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

The total public debt of the United States, financed via U.S. Treasury securities, as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. This growth is forecasted to continue on a trajectory that is considered by the U.S. government to be unsustainable. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks that can adversely impact markets and security valuations if sound debt management practices are not timely and successfully implemented by the U.S. government. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due, which would adversely affect economic growth and markets. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations, or the size and trajectory of total public debt, may impact the U.S. long term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. The high and rising national debt may have serious negative consequences for the U.S. economy and may adversely impact the value of other securities in which the Fund may invest.

INVESTMENT RESTRICTIONS

The Company has adopted the following “fundamental restrictions,” which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, the Fund may not:

1.	As to 75% of its total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the Fund’s total assets would be invested in securities of such issuer or the Fund would own 10% or more of the outstanding voting securities of such issuer.

2.	Invest 25% or more of its total assets in the securities of issuers in any particular industry. (The Board has determined that for purposes of this investment restriction, securities of other registered investment companies are not considered to be issued by issuers in any industry; provided, however, that investments in other investment companies that track a sector of a broad-based securities market shall be deemed to represent investments in the securities of issuers in one or more industries represented in that sector, as reasonably determined by the Manager in its sole discretion.)

3.	Issue senior securities, except as permitted under the 1940 Act.

4.	Purchase securities of other investment companies, except as permitted under the 1940 Act.

5.	Purchase or sell real estate or interests in real estate, including real estate limited partnerships; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

6.	Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, forward contracts and futures contracts (including, without limitation, those relating to indices, securities or commodities), and options on forward contracts and futures contracts.

7.	Make loans to other persons; provided that the Fund may lend its portfolio securities to the extent permitted by the 1940 Act, and provided further that, for purposes of this restriction, investments in government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan.

8.	Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).

9.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary (i) in connection with borrowings mentioned in (10) above; (ii) in connection with writing covered put and call options, the purchase of securities on a when-issued or forward commitment basis, and collateral and initial or variation margin arrangements with respect to options, short sales, forward contracts, futures contracts, options on forward contracts and futures contracts; or (iii) otherwise as permitted under the 1940 Act.

10.	Invest certain of the Fund’s assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities, except to the extent permitted under the 1940 Act.

11.	Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 (“Securities Act”) in selling portfolio securities.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase securities on margin; provided, however, that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, may make short sales to the extent permitted by the 1940 Act and may enter into options, forward contracts, futures contracts or indices options on futures contracts or indices.

3.	Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases. The Fund may, however, purchase or sell securities of entities which invest in such programs.

4.	Invest more than 5% of the value of its total assets in marketable warrants to purchase common stock valued at the lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund as part of a unit or attached to securities may be deemed to be without value.

The following descriptions of certain issues related to the above policies and restrictions may assist shareholders in understanding these policies and restrictions:

●	With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

●	Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

●	The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets), and the Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding weekends and holidays) to comply with the provisions of the 1940 Act.

PORTFOLIO TURNOVER

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making the Fund’s decisions, and the Fund may engage in short-term trading to achieve its investment objectives. For the fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 59%. For the fiscal year ended April 30, 2025, the Fund’s portfolio turnover rate was 42%.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund (the “Portfolio Holdings”), and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The policy sets forth the conditions under which Portfolio Holdings data for the Fund may be disclosed to Third Parties (which may include the public) and Service Providers. No data about the Fund may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Fund: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio. “Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Director of the Board, or an officer of the Fund.

“Service Providers” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Only officers of the Fund and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, may approve the disclosure of the Fund’s Portfolio Holdings. Exceptions to this Policy may only be made if an officer of a Fund and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information. Neither the Fund nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of a Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”) provided that such disclosure is limited to the information that the investment adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Fund’s investment adviser’s Chief Compliance Officer (or persons designated by the investment adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information, or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The Fund’s investment adviser shall have primary responsibility for determining how and when Portfolio Holdings’ information may be disclosed in accordance with this Policy. As a part of this responsibility, the Fund’s investment adviser shall inform the Fund’s other Service Providers of this policy, who shall in turn be responsible for complying with this policy within their own organizations and seeking the consent of the investment adviser for any disclosure not required by law or otherwise specifically allowed by this policy.

Full portfolio holdings will be made available to the public about 10 days after the end of each calendar month and also in the annual report, semi-annual report and N-PORT. These reports (with the exception of the N-PORT) will be made available on the Fund’s website free of charge, except that only the portfolio holdings from the N-PORT will be available. The annual report, semi-annual report and N-PORT are also on the EDGAR database on the SEC’s website at www.sec.gov. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-PORT and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

CODE OF ETHICS

The Company, the Manager, and the Distributor each have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Company, the Manager, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics permit employees and officers of the Company, the Manager and the Distributor to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of the Company and the Manager require that portfolio managers and other investment personnel of the Manager report their personal securities transactions and holdings, which are reviewed for compliance with the codes of ethics.

PROXY VOTING POLICIES

The Fund has adopted Proxy Voting Policies and Procedures used to determine how the Fund votes proxies related to its portfolio securities. Under the Proxy Voting Policy, the Fund has, subject to the oversight of the Board, delegated to the Manager the following duties: (1) to make the proxy voting decisions for the Fund; and (2) to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act. The Manager has adopted a Proxy Voting Policy which it uses to vote proxies for its clients, including the Fund.

A copy of the Fund’s Proxy Voting Policies and Procedures and the Manager’s Proxy Voting Policy is attached as Appendix A.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge on the SEC’s website at http://www.sec.gov, and, upon request, by contacting the Fund at (800) 467-7903.

MANAGEMENT OF THE FUND

Reference is made to “Management of the Fund” in the Prospectus. Set forth below is further information about the Fund’s management.

Board of Directors

The Board is responsible for the overall supervision of the operations of the Fund. The Directors perform the various duties imposed on the directors of investment companies by the 1940 Act, and also have the responsibilities imposed generally on directors of business corporations by Maryland General Corporation Law. Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

The Directors, in turn, elect the Officers of the Fund to actively supervise day-to-day operations. The term “Officer” means the president, vice president, secretary, treasurer, controller or any other Officer who performs policy-making decisions. The following chart lists the Directors and Officers of the Fund. Each Director who is an “interested person” of the Fund, as defined by the 1940 Act, is indicated by an asterisk.

The address for each person named in the table below is 2502 N. Rocky Point Drive, Suite 665, Tampa, Florida 33607.

Board of Directors and Officers (as of April 30, 2026)

Name, Position(s) Held with Fund, Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
DISINTERESTED DIRECTORS
Frederick T. Blumer Director and Chairman of the Board Year of Birth: 1958	Indefinite Term, Director Since 1990, Chairman Since 2004	Mr. Blumer is the Chairman & CEO of Mile Auto, Inc. (since March 2017) and Chairman of Vehcon, Inc. (since 2012), and was CEO of Vehcon, Inc. (from 2012-2017).	One	None
Rhett E. Ingerick Director and Chairman of the Audit Committee Year of Birth: 1974	Indefinite Term, Since 2018	Mr. Ingerick is a Principal BI & Analytics Developer for Kforce Inc. (2023-Present). Prior to that he was a Senior BI & Analytics Developer for Kforce Inc. (2018-2023).	One	None
Bevin E. Franks Director Year of Birth: 1971	Indefinite Term, Since 2018	Ms. Franks is Executive Director, Enterprise Applications with RaceTrac, Inc. Prior to that, she was a Senior Principal Consultant for Helios Consulting (April 2023-June 2026), AVP of Business Integrations for Aveanna Healthcare (March 2022-April 2023), and Director of Finance and Accounting Integration for Aveanna Healthcare (December 2020-March 2022).	One	None
INTERESTED DIRECTOR
Derek Pilecki* President and Principal Executive Officer Year of Birth: 1970	Indefinite Term, Since 2018	Mr. Pilecki is President and Chief Investment Officer for Gator Capital Management, LLC (2008-Present).	N/A	None

*	Mr. Pilecki is an interested Director because he is an employee of the Manager.

OFFICERS WHO ARE NOT DIRECTORS
Name, Position(s) Held with Fund, Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Charles C. Black Chief Compliance Officer Year of Birth: 1979	Since 2016	Mr. Black is the Managing Director and Head of Compliance Services (February 2023-present) and was Vice President and Head of Compliance Services (April 2021-February 2023), Director of Compliance Services (November 2019-March 2021) at CCO Technology, LLC (d/b/a Joot).	N/A	N/A
Robert F. Harty Secretary Year of Birth: 1990	Since 2026	Mr. Harty is an Assistant Vice President (2024-Present) for Ultimus Fund Solutions, LLC. Previously, Mr. Harty was Fiduciary Specialist for Citi Fund Services (2020-2024).	N/A	N/A
Zachary P. Richmond Treasurer and Principal Financial Officer Year of Birth: 1980	Since 2020	Mr. Richmond is Senior Vice President of Financial Administration for Ultimus Fund Solutions, LLC (August 2024-Present). Previously, Mr. Richmond was Vice President of Financial Administration for Ultimus Fund Solutions, LLC (February 2019-August 2024).	N/A	N/A
Patrick Sivak Anti-Money Laundering Compliance Officer Year of Birth: 1998	Since 2025	Compliance Analyst, Northern Lights Compliance Services, LLC (2025 - Present). Legal Extern, Calfee, Halter & Griswold LLP (August 2023 – December 2023); Law Clerk, McCarthy Law Office (May 2023 – August 2023); Law Clerk, Immigrant and Refugee Law Center (June 2022 – August 2022).	N/A	N/A

Additional Information About the Directors’ Qualifications and Experience

The Board has considered each Director’s experience, qualifications, attributes and skills in light of the Board’s function and the Fund’s business and structure, and has determined that each Director possesses experience, qualifications, attributes and skills that enable the Director to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Director:

Frederick T. Blumer

During his term on the Board, Mr. Blumer has served as CEO of X-spand International, Co-founder & Vice President of Hughes Telematics, Inc. (now Verizon Connect), and currently serves as Chairman of Vehcon, Inc., a vehicle and driver data company, as well as Chairman & CEO of Mile Auto, a pay-per-mile auto insurance company. Mr. Blumer earned a BA in Biology from the College of Charleston. Mr. Blumer is also a graduate of the University of South Carolina School of Law and Harvard Business School and was selected to serve as a Director and Chairman of the Company based on his business, legal and communications expertise.

Rhett E. Ingerick

Mr. Ingerick is a Principal BI & Analytics Developer at KForce Inc., a professional staffing services firm. Previously, he spent two years as a developer for Talbots, Inc. and prior to that, he spent fourteen years as a software developer at Kforce Inc. His specialty is coordinating complex technological projects across teams of business users. Mr. Ingerick has a BA from Davidson College. Mr. Ingerick provides knowledge of technology and operations management to the Board.

Bevin E. Franks

Ms. Franks is currently Executive Director, Enterprise Applications with RaceTrac, Inc. Prior to that, she was a Senior Principal Consultant for Helios Consulting. Previously, she served as AVP of Business Integrations for Aveanna Healthcare, an Independent Contract Project Manager, the Executive Director of The Roswell United Methodist Church Foundation, and also formerly held management positions at The Coca-Cola Company and American Management Systems. Ms. Franks has an MBA from the University of North Carolina at Chapel Hill and a BA from Duke University. Ms. Franks brings her experience in executive level leadership to the Board.

Derek Pilecki

Mr. Pilecki is Managing Member and Portfolio Manager of the Manager. Prior to working with the Manager, Mr. Pilecki was a Vice President, Portfolio Manager at Goldman Sachs Asset Management. Mr. Pilecki has 26 years of experience in the investment management industry. Mr. Pilecki has an MBA from the University of Chicago and a BA from Duke University. Mr. Pilecki brings his knowledge of the investment management industry to the Board.

The Board has determined that each of the Directors’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Directors to effectively participate in and contribute to the Board’s functions and oversight of the Fund. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Directors. The Company has engaged the Manager to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Manager and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s charter. The Board is currently composed of four members, three of whom are Independent Directors. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established two standing committees: an Audit Committee and a Proxy Committee. In addition, the Board may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Frederick T. Blumer, a Disinterested Director, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of each Board and to act as a liaison with the Manager, other service providers, counsel and other Directors generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others, Fund management, the Manager, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund. The Board, with the assistance of Fund management and the Manager, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Board Committees. The Board has established the following committees:

Audit Committee. All of the independent directors are members of the Audit Committee, which oversees the Fund’s accounting and financial reporting policies, the independent audit of the Fund’s financial statements, and reviews the fees charged by the auditors for audit and non-audit services. Mr. Ingerick is the chairman of the Audit Committee. The Audit Committee held one meeting during the last fiscal year, and plans to meet regularly, at least once a year, going forward. The Audit Committee also acts as the Fund’s qualified legal compliance committee, which is responsible for receiving any reports of material violations of securities laws by any officer, director, employee or agent of the Fund, investigating those reports, and taking appropriate action.

Proxy Voting Committee. All of the independent directors are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Manager, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Manager, principal underwriter or an affiliated person of the Fund, on the other hand. The Proxy Voting Committee will meet from time to time as it deems necessary to review the Fund’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable, and to assist the Fund in voting any proxies when a conflict of interest arises for the Manager. The Proxy Voting Committee did not meet during the last fiscal year.

Ownership in Fund’s Affiliates. None of the disinterested (independent) Directors beneficially owns any other interest in any entity directly or indirectly controlling, controlled by, or under common control with the Manager or Distributor.

Directors’ Ownership in Fund Shares. The following table shows each Director’s beneficial ownership of shares of the Fund, which is the only series of shares of the Company stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. Information is provided as of December 31, 2025.

Director	Dollar Range of Equity Securities in the Fund
Frederick T. Blumer	E
Rhett E. Ingerick	C
Bevin E. Franks	C
Derek Pilecki	E

Director Compensation. The Fund pays each Director, who is not affiliated with the Manager, an annual fee of $14,000 per year, plus $1,500 for each in-person meeting attended and $1,000 for each other meeting attended. The annual fees are payable in four equal quarterly installments and are paid as of the date of each quarterly Board meeting. The Fund also reimburses Directors’ actual out-of-pocket expenses relating to attendance at meetings.

During the fiscal year ended April 30, 2026, the Directors received the following compensation from the Fund:

Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation for Services to the Funds
Frederick T. Blumer	$18,500	N/A	$0	$18,500
Rhett E. Ingerick	$18,500	N/A	$0	$18,500
Bevin E. Franks	$18,500	N/A	$0	$18,500

MANAGEMENT AND ADVISORY ARRANGEMENTS

Reference is made to “Management of the Fund” in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

Gator Capital Management, LLC, a Delaware limited liability company, is the investment adviser to the Fund. The Manager has been engaged in the investment advisory business since 2008. The sole owner of the Manager is the Derek S. Pilecki Revocable Trust u/a/d September 15, 2008 for which Mr. Pilecki serves as the sole trustee. As of June 30, 2026, the Manager had 407.9 Million in assets under management.

Management Fee. The Fund has entered into a Management Agreement (the “Management Agreement”), with the Manager. As discussed in the Prospectus, the Manager shall receive monthly compensation at annual rates which vary according to the total assets of the Fund.

The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

On an annual basis, the advisory fee is equal to the following for the Fund: 1.00% of average daily net assets up to $250 million; 0.90% of average daily net assets in excess of $250 million but not more than $500 million; 0.80% of average daily net assets in excess of $500 million.

For the fiscal year ended April 30, 2026, the Fund paid $686,525 to the Manager pursuant to the Management Agreement. For the fiscal year ended April 30, 2025, the Fund paid $435,520 to the Manager pursuant to the Management Agreement. For the fiscal year ended April 30, 2024, the Fund paid $256,402 to the Manager pursuant to the Management Agreement.

Payment of Expenses. The Management Agreement obligates the Manager to provide management and investment advisory services and to pay all compensation of and furnish office space for Officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors for the Fund who are affiliated persons of the Manager. Notwithstanding the foregoing, the Management Agreement provides that the Board is authorized to cause the Fund to pay such compensation to the chief compliance officer of the Company (the “CCO”) as the Board shall deem appropriate from time to time, whether or not the CCO is an affiliated person of the Manager.

Under the Management Agreement, the Manager has contractually agreed to reimburse the Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund (such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests) and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets. During the last three fiscal years, the Manager and Former Manager, in aggregate, received the following management fees, net of fee waivers, from the Fund:

	Management Fees Accrued	Management Fee Waivers and/or Expense Reimbursements	Net Advisory Fees Received by Advisor
Fiscal Year Ended April 30, 2026	$686,525	$0	$686,525
Fiscal Year Ended April 30, 2025	$435,520	$0	$435,520
Fiscal Year Ended April 30, 2024	$256,402	$30,059	$226,343

The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the Custodian and Transfer Agent, expenses of redemption of shares, SEC fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of NAV), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Accounting and pricing services are provided to the Fund by the Transfer Agent and the Fund reimburses the Transfer Agent for its costs in connection with such services. For shareholder accounts held through financial intermediaries, the Fund may, in some cases, pay these intermediaries for providing account maintenance services, including sub-transfer agency services.

Duration and Termination. Unless earlier terminated as described above, the Management Agreement will remain in effect for periods of one year so long as such continuance is specifically approved annually (a) by the Board or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract terminates automatically upon assignment and may be terminated without penalty on 14 days written notice at the option of either party thereto.

ADDITIONAL INFORMATION ABOUT THE MANAGER

Derek Pilecki and Christopher Pilecki (the “Portfolio Managers”) are responsible for the day-to-day portfolio management of the Fund.

Other Accounts Managed. In addition to the Fund, Mr. Derek Pilecki and Mr. Christopher Pilecki are responsible for the day-to-day management of certain other accounts. The tables below show the number of, and total assets in, such other accounts as of April 30, 2026:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Derek Pilecki	1	91,343,025	2	$253,962,988	40	$20,114,274
Accounts where advisory fee is based upon account performance	0	N/A	2	$253,962,988	2	$19,904,522
Christopher Pilecki	0	N/A	0	N/A	1	$204,976
Accounts where advisory fee is based upon account performance	0	N/A	0	N/A	0	N/A

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account (each, an “Other Account”).

The Portfolio Managers’ management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. Certain of the Other Accounts have an investment objective or strategies that may be similar to the investment objective or strategies of the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the Portfolio Manager’s management of other accounts may give rise to the following potential conflicts of interest, the Manager does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Manager believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the Fund. The Portfolio Managers know or have access to information regarding the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of trades for the Fund. It is theoretically possible that the Portfolio Managers could use this information to the advantage of Other Accounts and to the possible detriment of the Fund, or vice versa.

Investment Opportunities. The Manager provides investment supervisory services for a number of accounts that have varying investment guidelines. The Manager works across different investment products. Differences in the compensation structures of the Manager’s accounts may give rise to a conflict of interest by creating an incentive for the Manager to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

Compensation. Mr. Derek Pilecki, as the principal and ultimate 100% owner of the Manager, as sole trustee to the Derek S. Pilecki Revocable Trust, is entitled to the Manager’s profits after expenses are paid. Accordingly, since profits are expected to increase as assets increase, Mr. Pilecki is expected to receive increased profits through his ownership of the Manager. Mr. Christopher Pilecki is compensated by the Manager as an employee. He receives a fixed salary and is eligible for a discretionary bonus from the Manager.

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by each Portfolio Manager as of April 30, 2026, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Portfolio Manager	Dollar Range of Securities Owned
Derek Pilecki	E
Christopher Pilecki	A

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to policy established by the Board, the Manager is responsible for the Fund’s portfolio decisions, the placing of the Fund’s portfolio transactions and the negotiation of the commissions to be paid on such transactions.

In selecting brokers to be used in portfolio transactions, the Manager’s general guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Manager considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Manager’s past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Manager may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Manager may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions. The Manager may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Management Agreement, the Manager is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Manager may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Manager to determine and track investment results; and trading systems that allow the Manager to interface electronically with brokerage firms, custodians and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Manager may also be used by the Manager for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Manager will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Manager for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Manager in connection with advisory clients other than the Fund and not all such services may be useful to the Manager in connection with the Fund. Although such information may be a useful supplement to the Manager’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Manager in the performance of its services under the Management Agreement and will not reduce the management fees payable to the Manager.

The Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Fund, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere.

During the fiscal years ended April 30, 2026, 2025, and 2024, the Manager received $85,725, $66,963, and $55,788, respectively, of third-party research products and services, as expressed in actual invoice dollars paid.

The Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. When a transaction involves exchange listed securities, the Manager considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed (i.e., a third market transaction) or effecting the transaction in the institutional or fourth market. Finally, the Fund may invest in initial public offerings.

The Manager has, and the Board regularly reviews, written brokerage allocation practices and trading policies and best execution evaluation procedures that govern its trading practices. These policies are generally designed to minimize conflicts of interest, comply with applicable regulatory requirements, and ensure that the Manager’s clients are treated fairly over time, subject to exceptions specifically set forth therein. The Manager also has rules of conduct that, among other things, limit its employees’ interaction with brokers and their representatives in order to avoid impropriety.

For the fiscal years ended April 30, 2026, 2025, and 2024, the Fund paid $80,209, $52,279, and $37,949, respectively, in brokerage commissions.

DETERMINATION OF NET ASSET VALUE

The NAV and NAV per share of the Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday) on each day that the NYSE is open for business. The NYSE is open Monday through Friday and recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the NAV of shares of the Fund will not be calculated.

The NAV per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Manager, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the last bid price for long positions and at the last ask price for short positions. Valuations of fixed income securities are supplied by independent pricing services approved by the Board. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the oversight of the Board.

THE DISTRIBUTOR

Set forth below is further information about distribution of Fund shares, the Fund’s Distributor and the Fund’s Distribution Agreement. Reference is made to “Purchasing Shares” and “Redeeming Your Shares” in the Prospectus.

Effective July 1, 2025, the Company and the Manager have entered into a distribution agreement (the “Distribution Agreement”) with Ultimus Fund Distributors, LLC (the “Distributor”), whose principal address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Distributor is obligated to sell shares of the Fund on a best-efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is an affiliate of Ultimus.

The Distribution Agreement obligates the Distributor to provide certain services to the Fund in connection with the offering of the shares of the Fund. The Distribution Agreement was for an initial term of two years and will continue in effect year-to-year but only so long as such continuance is approved by (i) the Board, or (ii) vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that in either case the continuance is also approved by a majority of the Independent Directors of the Fund, by a vote cast in-person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement is terminable without penalty by the Company upon sixty (60) days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of the Board (including a majority of the Independent Directors), or by the Distributor upon sixty (60) days written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act).

Under the Distribution Agreement, the Distributor is paid $6,000 per annum for its services by the Manager.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to a Master Services Agreement (the “Services Agreement”).

The Services Agreement provides that Ultimus shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Services Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence in the performance of Ultimus’ duties, or reckless disregard of its obligations and duties thereunder.

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Manager under the Management Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Services Agreement, Ultimus may delegate all or any part of its responsibilities thereunder):

●	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

●	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

●	arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

●	files the Fund’s U.S. federal income and excise tax returns and the Fund’s state and local tax returns;

●	assists in monitoring compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

●	makes such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

For providing these administration services, Ultimus received a monthly fee based on its average daily net assets (subject to a minimum fee per month), plus out-of-pocket expenses.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains prices used in determining NAV; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund. For providing these fund accounting services, Ultimus receives from each Fund a base monthly fee plus an asset-based fee.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials. For providing these shareholder services, Ultimus receives an annual per account fee, subject to a minimum fee per month.

The Services Agreement, unless otherwise terminated as provided in the Services Agreement, are renewed automatically for successive one-year periods. During the last three fiscal years Ultimus received the following fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent:

	Administration	Fund Accounting	Transfer Agent
Fiscal Year Ended April 30, 2026	$53,254	$28,996	$35,498
Fiscal Year Ended April 30, 2025	$39,500	$26,722	$27,294
Fiscal Year Ended April 30, 2024	$28,297	$25,920	$20,147

PURCHASE OF SHARES

Reference is made to “How to Purchase Shares” in the Prospectus. Set forth below is further information about the purchase of shares of the Fund.

The Distributor is also the principal underwriter of the Fund’s shares. Eligible purchases of Fund shares may be made directly from the Distributor or from member firms of the Financial Industry Regulatory Authority (“FINRA”) that have entered into dealer agreements with the Distributor, so long as the account is opened in the name of the investor (i.e., not opened through an Omnibus account for the benefit of the firm’s clients) and the account satisfies any applicable minimum purchase requirements below. FINRA firms may charge a reasonable transaction fee for their services. Such transaction fees can be avoided by investing directly with the Fund through the Distributor which acts as agent for the Fund.

Investors opening a new account must complete an application, which can be obtained through the Distributor or a dealer. If the purchase is made through a dealer, the dealer will supply the Fund with the required account information. Orders for the purchase of Fund shares placed directly with the Fund are executed at the next determined NAV after receipt of a completed application form by the Distributor and receipt by the Fund’s Custodian of the funds for investment. Dealers other than the Distributor have the responsibility for promptly transferring an investor’s application and investment to the Fund and the Fund’s Custodian. An order for the purchase of Fund shares placed through a dealer will be executed at the next determined NAV after receipt of the order from the dealer.

The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Manager based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Manager may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Fund Determination of Net Asset Value.” If you wish to acquire the Fund’s shares in exchange for securities you should contact the Manager at the address or telephone number shown on the cover page of the Prospectus. The Board reserves the right to terminate this policy at any time.

Investors may currently purchase shares of the Fund without a sales charge; however, the Fund reserves the right, upon sixty (60) days written notice to shareholders, to impose a sales load or other conditions on further purchases.

REDEMPTION OF SHARES

General. Shareholders may request redemption of their shares at any time by mail or telephone as provided below. Your financial intermediary may charge fees for redeeming shares not described in the Prospectus. Those fees are not imposed by the Fund, and are not paid to the Fund.

If you purchased shares through a financial intermediary, you should contact the intermediary for information about how a redemption fee would be applied to your shares. Note that your financial intermediary may charge additional or different fees for redeeming shares not described in the Prospectus. Those fees are not imposed by the Fund, and are not paid to the Fund.

Payment. The length of time the Fund typically expects to pay redemption proceeds is similar regardless of whether the payment is made by check, wire, or Automated Clearing House (“ACH”). The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one to three business days;

●	For payment by wire or ACH, the Fund typically expects to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to seven (7) days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven (7) days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to fifteen (15) calendar days. Applicable wire transfer fees will be subtracted from the amount of the redemption.

The value of shares redeemed may be more or less than their original cost, depending on the Fund’s then current NAV.

Redemption Price. The redemption price is the NAV next determined after the receipt of the redemption request by the Transfer Agent. Shares purchased by telephone may not be redeemed until after the Fund has received good payment.

By electing telephone purchase and redemption privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Fund and its agents provide written confirmations of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions with the Transfer Agent are recorded. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable. The Fund reserves the right to modify or terminate these telephone privileges at any time. The right to redeem shares or to receive payment with respect to any such redemptions may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed (other than customary weekend and holiday closings), or any period during which an emergency exists, as defined by the SEC, as a result of which disposal of portfolio securities or determination of the NAV of the Fund is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

The Fund has made an election with the SEC to pay in cash all redemptions in cash that are requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable.

Other Redemption Information. Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Manager believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, subject to the limitations above, the Fund reserves the right to make payment for a redemption in securities, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets) and if the Fund deems it advisable for the benefit of all shareholders. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV (see “Determination of Net Asset Value” in the Fund’s Prospectus). Redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within seven (7) days after the Fund’s receipt of the redemption order in proper form. Readily marketable securities may include illiquid securities, which may take a while for the redeeming shareholder to sell. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

SHAREHOLDER SERVICES

The Fund offers the following shareholder services designed to facilitate investment in its shares.

Investment Account. Each shareholder who purchases shares directly from the Fund through the Distributor has an investment account and will receive quarterly statements from the Transfer Agent as well as confirmation statements after each transaction. The quarterly statement will show the cumulative activity in the account since the beginning of the year. After the end of each year, shareholders will receive U.S. federal income tax information regarding dividend and capital gain distributions.

Reinvestment of Dividends and Capital Gains Distributions. Unless specific instructions are given to pay dividends and capital gains distributions as cash, dividends and distributions will automatically be reinvested in additional shares of the Fund. Such reinvestment will be at the NAV of shares of the Fund, without a sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

Internet Access to Fund Account Information. You can easily access your Fund account information 24 hours a day by registering for online access at https://gatorcapital.com/mutual-funds/. A shareholder with online access may also sign up for electronic delivery (“eDelivery”), which will allow the shareholder to receive statements, confirmation statements and/or regulatory documents (prospectuses, annual reports) via electronic distribution rather than hard copy distribution via postal mail. If you have any questions regarding internet access to Fund information, please call a shareholder services representative at (800) 467-7903.

Market Timing Arrangements. The Fund has not entered into any arrangements with any person that would permit frequent purchases and frequent redemptions. The Board has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund intends to distribute all of its net investment income and net realized long- and short-term capital gains, if any, to its shareholders at least annually after the close of the Fund’s fiscal year. See “Shareholder Services - Reinvestment of Dividends and Capital Gains Distributions” for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.

Taxes. The following summarizes certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here, and in the Prospectus, are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date of this SAI. Such laws and regulations may be changed by legislative, judicial, or administrative action possibly with retroactive effect. Shareholders are advised to consult their tax advisors to determine the tax consequences to them of investing in the Fund with specific reference to their own tax situations.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, regulated investment company (“RIC”), IRA, other tax-exempt entity, dealer in securities, or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

The Fund and any other series of the Company will be treated as a separate corporate entity under the Code, and each intends to qualify and remain qualified as a RIC under Subchapter M of the Code. In order to so qualify, the Fund must elect to be a RIC or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and (ii) net income derived from an investment in a “qualified publicly traded partnership” as defined in Code section 851(h). A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Any income derived by the Fund from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

If a RIC fails this 90% source-of-income test it is no longer subject to a tax penalty as long as such failure was due to reasonable cause and not willful neglect. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

An investment company may not qualify as a RIC for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other RICs, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other RICs) of any one issuer; the securities of two or more issues (other than securities of another RIC) if the issuers are controlled by the Fund and they are, pursuant to U.S. federal tax regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a RIC.

If a RIC fails this asset-diversification test, such investment company, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis.” Such cure right is similar to that previously and currently permitted for a REIT. Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure such failure if: (i) the RIC files a description of each asset that causes the investment company to fail the diversification tests; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury) of the date of the discovery of such failure. In such cases, a tax is imposed on the RIC equal to the greater of (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of the diversification test failure by the assets that caused the RIC to fail the diversification test.

Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals. For 2026, individual taxpayers with taxable incomes above $545,500 ($613,700 for married taxpayers filing jointly and $579,600 for heads of households) are subject to a 20% rate of tax on long-term capital gains and qualified dividends. For individual taxpayers with taxable incomes not in excess of $49,450 ($98,900 for married taxpayers filing jointly and $66,200 for heads of household), the long-term capital gains rate and rate on qualified dividends is 0%. All other taxpayers are subject to a maximum 15% rate of tax on long-term capital gains and qualified dividends. The above income thresholds are subject to an annual adjustment for inflation. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for U.S. federal income tax purposes.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. RICs that receive qualified REIT dividend income may designate such amounts as Section 199A dividends. Qualified REIT dividend income is the excess of qualified REIT dividends received by the RIC over the amount of the RIC’s deductions that are properly allocable to such income. If a Fund designates a dividend as a Section 199A distribution, it may be treated by shareholders as a qualified REIT dividend that is taxed as ordinary income and for non-corporate taxpayers eligible for the 20% deduction for “qualified business income” under Code section 199A. Generally, only non-corporate shareholders who have held their shares for more than 45 days during the 91-day period beginning on the date which is 45 days prior to the ex-dividend date for such dividend are eligible for such treatment.

RICs that receive business interest income may pass through its business interest income under Code section 163(j) as a “section 163(j) interest dividend.” A RIC’s total section 163(j) interest dividend amount for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC shareholder that receives a section 163(j) interest dividend may treat the dividend as interest income for purposes of section 163(j), subject to holding period requirements and other limitations.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund will designate (1) any distribution that constitutes a qualified dividend as qualified dividend income; (2) any tax-exempt distribution as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; (4) any dividend eligible for the corporate DRD; (5) any distribution that is comprised of qualified REIT dividend income as a Section 199A dividend; and (6) any distribution that constitutes excess Code section 163(j) interest income as a section 163(j) interest dividend, in each case, as such in a written notice provided to shareholders after the close of the Fund’s taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November or December, but pays it in January, it will be taxable to shareholders of the Fund as if the dividend was received in the year it was declared. Every year, each shareholder of the Fund will receive a statement detailing the tax status of any Fund distributions for that year.

Certain individuals, estates and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective shareholders should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

A 4% nondeductible excise tax is imposed on RICs that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special U.S. federal income tax treatment afforded to RICs, all of its taxable income will be subject to U.S. federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the corporate DRD, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund’s shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required, in certain cases, to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 24%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the IRS for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Equity investments by the Fund in a passive foreign investment company (“PFIC”) could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under U.S. federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files an IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals), or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an IRS Form W-8ECI, Certificate of Foreign Person’s Claim That Income Is Effectively Connected With the Conduct of a Trade or Business in the United States, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). A Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Under Code sections 1471 through 1474 (“FATCA”), the Fund is required to withhold U.S. federal income tax at a rate of 30% on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with the extensive reporting and withholding requirements under FATCA designed to inform the U.S. Treasury of certain U.S. owned foreign assets and accounts. Shareholders may be requested to provide additional information to the Fund to enable it to determine whether FATCA withholding is required. The Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Mutual funds, like the Fund, are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to select a cost-basis method from a selection of available IRS-accepted cost basis methods, the Fund will use the “average cost” method, the mutual fund industry standard and the Fund’s default cost basis method. The cost-basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost-basis reporting law applies to them.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to U.S. federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the NAV of shares below the shareholder’s cost, and thus, in effect, result in a return of a part of the shareholder’s investment.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund’s contracts. When considering “average annual total return” figures for periods longer than one year, it is important to note that the Fund’s annual total return for any given year might have been greater or less than its average for the entire period. “Cumulative total return” represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in the Fund’s share prices and assuming reinvestment of the Fund’s distributions).

The following is a brief description of how performance is calculated. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable). These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on Fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of the Fund’s shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on the Fund’s distributions and redemption

The calculation of average annual total return and aggregate total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund’s future performance.

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. The Fund may also measure performance against the applicable indices. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products. Past performance is not a guarantee of future results.

The Fund’s performance fluctuates on a daily basis largely because net earnings and NAV per share fluctuate daily. Both net earnings and NAV per share are factors in the computation of total return as described above.

As indicated, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

●	Lipper Analytical Services, Inc. ranks funds in various categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time.

●	Morningstar, Inc., an independent rating service, is the publisher of the monthly FundInvestor newsletter. FundInvestor rates more than 7,000 mutual funds of all types according to perceived long-term prospects. The maximum rating is five stars.

Shareholders may use such indices in addition to the Prospectus to obtain a more complete view of the Fund’s performance before investing. When comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing the Fund’s performance to other investment fund options, shareholders should take into consideration any relevant differences between the applicable fund and comparative funds, such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody’s). The Fund may also depict the historical performance of the securities in which it may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

PRINCIPAL SHAREHOLDERS

As of August 3, 2026, the following entities were known by the Fund to be record owners of five percent or more of the outstanding stock of the Fund:

Name and Address of Beneficial Owner	Percent of Class
National Financial Services/ FBO Our Customers 499 Washington BLVD., Fl 5 Jersey City, NJ 07310	27.99%
Charles Schwab & Co., Inc./ Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds Operations 101 Montgomery Street San Francisco, CA 94104-4151	23.26%
Michael B. Orkin TOD 410 Verdi Lane Atlanta, GA 30350	12.17%
Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830	6.40%

As of August 3, 2026, the Officers and Directors of the Company and the Manager, as a group, own approximately 0.24% of the outstanding shares of the Fund.

A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting than the vote of other shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102-2529, has been selected as the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the financial statements of the Fund.

CUSTODIAN

The Custodian, U.S. Bank National Association, the principal address of which is OH-US Bank Tower, Cincinnati, 425 Walnut Street, Cincinnati, OH 45202, acts as custodian of the Fund’s assets. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the delivery of securities and collecting interest on the Fund’s investments.

LEGAL COUNSEL

Kilpatrick Townsend & Stockton LLP (“Kilpatrick Townsend”), 1001 West Fourth Street, Winston-Salem, NC 27101, serves as counsel for the Fund.

GENERAL INFORMATION

Description of Shares. The Company was incorporated under Maryland law on August 15, 1989. It has an authorized capital of 45,000,000 shares of common stock, par value $0.10 per share, 30,000,000 shares of which have been classified as shares of the Fund. The Board has the power to authorize and issue additional classes of stock, without stockholder approval, by classifying or reclassifying unissued stock, subject to the requirements of applicable Maryland law and the 1940 Act. In the event of liquidation, each share of common stock is entitled to a pro rata portion of the Fund’s assets after payment of the Fund’s debts and expenses. Shareholders of the Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. In addition, Shareholders have the right to remove Directors. The Fund does not intend to hold meetings of shareholders in any year in which applicable Maryland law does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights.

Indemnification of Officers and Directors. A Director or Officer of the Company shall not be liable to the Fund or its shareholders for monetary damages. See the Article of Incorporation and Bylaws on file with the SEC for the full text of these provisions.

Reports to Shareholders. The Fund’s fiscal year ends on April 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. The Annual Report, containing financial statements audited by the Fund’s independent auditors, is sent to shareholders each year.

Additional Information. The Prospectus and this SAI do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Company has filed with the SEC, Washington, D.C., under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.

Automated Telephone Access to Fund Information. The Fund’s current closing NAV is available 24 hours a day, 7 days a week by calling (800) 467-7903. Additionally, shareholders who purchase Fund shares directly from the Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund for the fiscal year ended April 30, 2026 were audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, and are incorporated by reference from the Fund’s 2026 Annual Report to Shareholders (the “Annual Report”). You may request a copy of the Annual Report, without charge, by calling the Fund at (800) 467-7903.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

1.	GATOR CAPITAL LONG/SHORT FUND

The Fund has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Manager the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

The Fund CCO shall ensure that the Manager has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

A.	General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to the Manager

The Fund believes that the Manager is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Managers are hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund, in accordance with each applicable Manager’s Proxy Voting Policy, except as provided herein; and

(2)	to assist the Fund in disclosing its respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent Directors of the Board, must approve the Manager’s Proxy Voting and Disclosure Policy (the “Manager Voting Policy”), and any material changes thereof, as it relates to the Fund.

C.	Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Manager Voting Policy, provided such specific voting policy was approved by the Board.

D.	Policy for Voting Proxies Related To Exchange Traded Funds And Other Investment Companies

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

2.	GATOR CAPITAL MANAGEMENT, LLC

Policy Statement

The Firm reserves the right to deviate from the general provisions contained within any part of this policy, including the proxy voting guidelines, and to vote for or against any issue regardless of the nature of the issue, if by doing so the Firm protects its client’s and shareholder’s interest and value.

The Firm has contracted with a third-party vendor of proxy voting services, Broadridge-Proxy Edge to provide voting services for the Firm’s accounts where the Firm has authorization and responsibility to vote those proxies. The Firm will generally follow proxy voting guidelines as included within this policy. It is contemplated that the Firm will be active in all proxy voting issues, however, there may be occasions when a vote is missed by Firm personnel.

Voting Procedures

Proxy votes are cast by our third-party proxy voting service. Periodically, a Portfolio Manager or other designated person will review proxies and confirm that voting for the proxies has been properly completed by the third-party proxy voting service. Ballots will be cast in accordance with our proxy voting guidelines. A record will be made and maintained of all votes.

The Firm may abstain from voting a proxy if it concludes that the effect on the client’s or shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant. The Firm may also abstain from voting if it concludes the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings.

The Firm will not directly advise the client or act for the client in any legal proceedings, including bankruptcies, involving securities held by the client’s account or the issuers of such securities.

Conflicts of Interest

Any conflict of interest will be resolved in the best interests of the Firm’s clients and fund shareholders. In the event a material conflict of interest is identified or believed to exist, the Firm may choose to defer to the voting recommendation of its third-party vendor’s voting recommendations.

The Firm shall also maintain records of any conflicts of interest that were identified with any specific vote, and if so, what action was taken to resolve the conflict with respect to each vote cast.

Proxy Voting Guidelines

The primary objective of the Firm’s proxy voting process is to make decisions that in our view have the potential to maximize a company’s shareholder value. The guidelines that follow are used as part of a general framework for guiding our voting of proxies. The Firm periodically reviews our guidelines to ensure they continue to be consistent with our principles of proxy voting.

I.	Corporate Governance

A.	Board of Directors

The Board of Directors is an important part of corporate governance for a company. Directors provide management oversight, offer strategic advice, establish corporate policies, and determine executive compensation. The Firm believes that directors should act in the best interest of shareholders and be held accountable for corporate results.

1.	Voting on Director Nominees

The following factors will be considered:

●	Independence from conflicts of interest and a determination that the board is at least two-thirds independent.

●	An inside director or affiliated independent director serves on the Audit, Compensation or Nominating Committees.

●	A director sits on more than three public company boards.

●	A CEO director sits on more than one outside public company board.

●	A director’s attendance at board meetings is less than 75%.

●	Diversity with respect to gender, ethnicity, culture, industry and academic experience.

●	Director violations of laws or regulations.

●	Material failure of fiduciary duties, which extend to the committees responsible for oversight of corporate governance issues.

2.	Separation of Chairman and CEO Positions

The Firm will generally vote for shareholder proposals requesting separation of Chairman and CEO positions.

B.	Auditors

Auditors attest that financial records and accounting procedures comply with laws, assess the risk of material misstatement in financial reports, and evaluate the efficacy of internal controls. The Firm believes a company should maintain an effective internal audit system and have an independent outside audit performed to ensure the financial statements accurately reflect a company’s financial profile.

1.	Ratification of Auditors

The following factors will be considered:

●	Lack of auditor independence.

●	Tax and non-audit fees in relation to audit fees.

●	Evidence of poor accounting practices, including fraud, material restatements, material weaknesses in internal controls and SEC accounting investigations.

2.	Auditor Rotation

The Firm will generally vote against shareholder proposals mandating auditor rotation, regardless of auditor tenure, provided that the company has strong accounting policies and procedures, and there is an absence of poor accounting practices outlined above.

C.	Executive Compensation

Strong pay practices properly align executive interests with the creation of long-term shareholder value while enabling a company to attract and retain talent. When evaluating compensation packages, the Firm believes there should be evidence of a clear and successful link between pay and performance.

1.	Advisory Vote on Executive Compensation

The following factors will be considered:

●	Analysis of executive pay and performance versus peers across different metrics.

●	Detailed disclosure of performance targets that are aligned with key business metrics and consistent with or more challenging than publicly disclosed goals to shareholders.

●	Share ownership of named executive officers.

●	Evidence of poor pay practices including the following:

–	Egregious or excessive bonuses, equity awards or severance payments.

–	Special, non-performance based or guaranteed bonuses.

–	Adjustments to performance targets.

–	Repricing of stock options or stock appreciation rights.

–	Excessive perquisites.

–	Internal pay disparity.

–	Long-term equity-based compensation that is 100% time-based.

D.	Shareholder Rights

As part owners of a company, shareholders have voting rights that provide the ability to influence management and determine policies through director elections and approval of corporate matters. The Firm believes the expansion of shareholder rights promotes the interests of shareholders and strengthens corporate governance by providing additional management oversight.

When evaluating shareholder proposals on shareholder rights, the following factors will be considered:

●	Existing rights offered to shareholders.

●	Potential outcomes, including decision-making focused on maximizing short-term stock price performance at the expense of long-term shareholder value creation.

1.	Proxy Access

The Firm will vote case-by-case on shareholder or management proposals requesting proxy access. The following factors will be considered:

●	Share ownership thresholds of at least 3%.

●	Share holding period thresholds of at least three years.

●	The maximum proportion of directors that may be nominated is 25%.

●	Other factors such as company size, performance and shareholder responsiveness.

2.	Special Shareholder Meetings

The Firm will generally vote for shareholder proposals that provide shareholders the ability to call special meetings, unless this is already provided at a threshold of 25% or less.

3.	Written Consent

The Firm will generally vote for shareholder proposals that provide shareholders the ability to act by written consent, unless the company provides shareholders the ability to call special meetings at a threshold of 25% or less.

4.	Virtual Shareholder Meetings

The Firm may vote against members of the nominating and governance committees if a company has adopted virtual-only shareholder meetings and does not provide disclosure assuring that shareholders will be afforded the same rights as they would have at in-person meetings.

Proxy Vote Record Retention

The Firm shall maintain records of proxies voted in accordance with Section 204-2 of the Act, including proxy statements, and a record of each vote cast. The Firm shall also keep a copy of its policies and procedures and each written request from a client for proxy voting records and the Firm’s written response to any client request, either written or oral, for such records. Proxy voting records filed via EDGAR shall be considered maintained by the Firm. All proxy voting records are to be retained for five years, with the first two years in the offices of the Firm. All records may be maintained electronically.

Policy and Statement Requests

The Advisers Act requires the Firm to inform the client the manner in which they can obtain information regarding how the Firm has voted client proxies and how the client may obtain a copy of the Firm’s proxy voting policy. Questions related to this policy, the proxy voting process and/or information regarding how the Firm voted proxies relating to the client’s portfolio securities may be obtained by clients, free of charge, by contacting the Firm at derek.pilecki@gatorcapital.com.

Form N-PX Filing Logistics

The Firm is responsible for ensuring that the third-party proxy vote service maintains the complete proxy log and confirms the timely voting of proxies. The proxy vote log will be maintained in such a manner that the following information is contained within the log in accordance with the requirements of submitting Form N-PX for proxies voted on behalf of the Firm’s Fund:

●	the name of the issuer;

●	the exchange ticker symbol, if available;

●	the CUSIP number, if available;

●	the shareholder meeting date;

●	a brief identification of the matter voted on;

●	whether the matter was proposed by the issuer or a security holder;

●	whether the Firm cast its vote on the matter;

●	how the Firm cast its vote on the matter (for, against, abstain, or withhold regarding the election of directors); and

●	whether the Firm cast its vote for or against management.

The Firm shall provide the information necessary to complete the Form N-PX to the appropriate fund service provider who will submit the filings in a timely manner.

PART C. OTHER INFORMATION

Item 28. Exhibits:

Exhibit Number

A.1.	Amended and Restated Articles of Incorporation of Registrant, incorporated by reference from PEA No. 2 filed June 25, 1992.

A.2.	Articles of Amendment and Restatement, dated September 19, 1990, incorporated by reference from PEA No. 45 filed August 28, 2018.

A.3.	Articles of Amendment, dated August 21, 1992, incorporated by reference from PEA No. 45 filed August 28, 2018.

A.4.	Articles Supplementary, dated August 21, 1992, incorporated by reference from PEA No. 45 filed August 28, 2018.

A.5.	Articles of Amendment, dated August 29, 1996, incorporated by reference from PEA No. 45 filed August 28, 2018.

A.6.	Articles Supplementary, dated July 28, 1998, incorporated by reference from PEA No. 45 filed August 28, 2018.

A.7.	Articles Supplementary, incorporated by reference from PEA No. 38 filed August 28, 2015.

B.	By-Laws of Registrant, originally an exhibit of Pre-Effective Amendment No. 1 filed August 8, 1990, and incorporated by reference from PEA No. 45 filed August 28, 2018.

C.	None.

D.1.	Management Agreement between the Caldwell & Orkin Market Opportunity Fund of Registrant and Gator Capital Management, LLC, dated February 8, 2018, incorporated by reference from PEA No. 44 filed June 29, 2018.

E.1.	Distribution Agreement between the Registrant, Gator Capital Management, LLC, and Ultimus Fund Distributors, LLC, dated July 1, 2025, incorporated by reference from PEA No. 56 filed August 27, 2025.

E.2.	Form of Dealer Agreement with Ultimus Fund Distributors, LLC, incorporated by reference from PEA No. 51 filed August 27, 2021.

E.3.	No-Load Fund Services Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and ALPS Distributors, Inc. dated March 11, 2012 incorporated herein by reference from PEA No. 42 filed August 25, 2017.

E.4.	First Amendment to No-Load Fund Services Agreement between Ultimus Fund Distributors, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated March 1, 2017, incorporated herein by reference from PEA No. 42 filed August 25, 2017.

F.	None.

G.1.	Custody Agreement between The Caldwell & Orkin Funds, Inc. and U.S. Bank National Association dated July 18, 2016, incorporated herein by reference from PEA No. 40 filed August 26, 2016.

G. 2	Special Custody Account Agreement, by and among The Caldwell & Orkin Funds, Inc., U.S. Bank, N.A., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated July 18, 2016, incorporated herein by reference from PEA No. 40 filed August 26, 2016.

G.3.	Special Custody Account Agreement, by and among The Caldwell & Orkin Funds, Inc., U.S. Bank, N.A., and Jefferies LLC, dated April 4, 2018, incorporated by reference from PEA No. 44 filed June 29, 2018.

H.1.	Distribution Plan of Market Opportunity Fund of the Registrant, incorporated by reference from initial registration statement filed May 30, 1990.

H.2.	Form of Distribution Plan Sub-Agreement, incorporated by reference from initial registration statement filed May 30, 1990.

H.3.	Schedule for Computation of performance quotation, incorporated by reference from PEA No. 3 filed August 21, 1992.

H.4.	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated October 24, 2016, incorporated herein by reference from PEA No. 42 filed August 25, 2017.

H.5.	Compliance Consulting Agreement between the Registrant and Ultimus Fund Solutions, LLC dated October 24, 2016, incorporated herein by reference from PEA No. 42 filed August 25, 2017.

H.6.	Amendment to Compliance Consulting Agreement between the Registrant and Ultimus Fund Solutions, LLC dated June 10, 2019, incorporated by reference from PEA No. 47 filed August 28, 2019.

H.7.	Identity Theft Prevention Program Compliance Agreement between the Registrant and Ultimus Fund Solutions, LLC dated October 24, 2016, incorporated herein by reference from PEA No. 42 filed August 25, 2017.

H.8.	Power of Attorney appointing Robert F. Harty, Secretary of the Registrant, Zachary P. Richmond, Treasurer of the Registrant, Jesse Hallee, of Ultimus Fund Solutions, LLC, and Derek Pilecki, of Gator Capital Management, LLC, dated March 20, 2026, filed herewith.

H.9.	First Amendment to Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated May 18, 2018, incorporated by reference from PEA No. 44 filed June 29, 2018.

H.10.	Second Amendment to Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated June 10, 2019, incorporated by reference from PEA No. 47 filed August 28, 2019.

H.11.	Third Amendment to Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated January 1, 2020, incorporated by reference from PEA No. 49 filed August 28, 2020.

H.12.	Fourth Amendment to Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated May 1, 2020, incorporated by reference from PEA No. 49 filed August 28, 2020.

H.13.	JOOT Compliance Agreement, dated January 1, 2020, incorporated by reference from PEA No. 49 filed August 28, 2020.

H.14.	Fifth Amendment to Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated August 1, 2021, incorporated by reference from PEA No. 51 filed August 27, 2021.

H.15	Sixth Amendment to Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated May 1, 2024, incorporated by reference from PEA No. 55 filed August 28, 2024.

I.	Opinion and consent of counsel, as to legality of shares, incorporated by reference from PEA No. 3 filed August 21, 1992.

J.1.	Consent of Tait, Weller & Baker LLP is filed herewith.

J.2.	Consent of Kilpatrick Townsend & Stockton LLP is filed herewith.

K.	None.

L.	Agreement concerning initial capital of Registrant (Market Opportunity Fund), incorporated by reference from initial registration statement filed May 30, 1990.

M.	None.

N.	None.

O.	Reserved.

P.1.	Code of Ethics of The Caldwell & Orkin Funds, Inc., filed herewith.

P.2.	Amended Code of Ethics of Gator Capital Management LLC, filed herewith.

P.3.	Code of Ethics of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, incorporated by reference from PEA No. 55 filed August 28, 2024.

Item 29. Persons Controlled by or Under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30. Indemnification.

Section 2-418 of the Maryland General Corporation Law, Article VI of Registrant’s Articles of Incorporation filed as Exhibit A.1., Article VII of Registrant’s By-Laws filed as Exhibit B, and the Distribution Agreement filed as Exhibit E.1 provide, or will provide, for indemnification.

Registrant’s Articles of Incorporation (Article VI) provide that Registrant shall indemnify its Directors and Officers to the fullest extent permitted by law.

Registrant’s By-laws (Article VII, Section 1) provide that Registrant shall indemnify any Director and/or Officer who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a Director or Officer of Registrant, or is or was serving at the request of Registrant as a Director or Officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the maximum extent permitted by law.

With respect to indemnification of Officers and Directors, Section 2-418 of the Maryland General Corporation Law provides that a corporation may indemnify any Director who is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Registrant) by reason of service in that capacity, or is or was serving at the request of the corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement and expenses actually and reasonably incurred by him in connection with such action, suit or proceeding unless (1) it is established that the act or omission of the Director was material to the matter giving rise to the proceeding, and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the Director actually received an improper personal benefit of money, property, or services; or (3) in the case of any criminal action or proceeding, had reasonable cause to believe that the act or omission was unlawful. A court of appropriate jurisdiction may, however, except in proceedings by or in the right of Registrant or in which liability has been adjudged by reason of the person receiving an improper personal benefit, order such indemnification as the court shall deem proper if it determines that the Director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the Director has met the requisite standard of conduct. Under Section 2-418, Registrant may also indemnify Officers, employees and agents of Registrant who are not Directors to the same extent that it shall indemnify Directors and Officers, and to such further extent, consistent with law, as may be provided by general or specific action of the Board of Directors or contract. Pursuant to Section 2-418 of the Maryland General Corporation Law, the termination of any proceeding by judgment, order or settlement does not create a presumption that the person did not meet the requisite standard of conduct required by Section 2-418. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct.

Reference is also made to Section 11 of the Distribution Agreement filed as Exhibit E.1. to this Registration Statement. Section 11 of the Distribution Agreement provides that Registrant and Distributor, subject to certain conditions and limitations, shall each indemnify, defend and protect the other party, including its trustees or directors, officers, employees and other agents from and against any and all actions, suites, claims, losses, damages, liabilities and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, the “Losses”), arising directly or indirectly out of: (1) the Indemnifying Party’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of Applicable Law by the Indemnifying Party or its affiliated persons or agents relating to this Agreement and the activities thereunder; and (3) any material breach by the Indemnifying Party or its affiliated persons or agents of this Agreement.

Reference is also made to Article IV of the Management Agreement, as amended, filed as Exhibit D.1 to this Registration Statement. Article IV provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Registrant, except for willful misfeasance, bad faith or from negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Management Agreement, as amended.

The Registrant may purchase insurance on behalf of an Officer or Director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as Officer or Director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any Officer or Director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its shareholders to which such Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, reckless disregard of the duties involved in the conduct of his office, active or deliberate dishonesty, receipt of an improper personal benefit, or in the case of a criminal proceeding that such person had reasonable cause to believe the act or omission was unlawful. The corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section. Insurance or similar protection may also be provided by a subsidiary or affiliate of the corporation.

Item 31. Business and Other Connections of Investment Advisor.

The description of the Manager is found under the caption “Management – Investment Adviser” in the Prospectus and under the caption “Management and Advisory Arrangements” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Manager provides investment advisory services to other persons or entities other than the registrant.

Item 32. Principal Underwriters.

(a) Ultimus Fund Distributors, LLC (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. In addition to the Registrant, the Distributor acts as principal underwriter for the following investment companies:

83 Investment Group Income Fund	American Pension Investors Trust
Axxes Opportunistic Credit Fund	Axxes Private Markets Fund
Beacon Pointe Multi-Alternative Fund	Booster Income Opportunities Launch
Bruce Fund, Inc.	CAIS Sports, Media and Entertainment Fund
Cantor Fitzgerald Commodity Strategy Trust	Cantor Fitzgerald Infrastructure Fund
Cantor Fitzgerald Variable Insurance Trust	Cantor Select Portfolios Trust
Capitol Series Trust	CAZ Strategic Opportunities Fund
Centaur Mutual Funds Trust	Chesapeake Investment Trust
CM Advisors Family of Funds	Commonwealth International Series Trust
Conestoga Funds	Connors Funds
Cyber Hornet Trust	Dynamic Alternatives Fund
Eubel Brady & Suttman Mutual Fund Trust	Exchange Place Advisors Trust
Fairway Private Equity & Venture Capital Opportunities Fund	Fairway Private Markets Fund
Flack Rock Opportunity Fund	Flat Rock Core Income Fund
Flat Rock Enhanced Income Fund	HC Capital Trust
Hussman Investment Trust	IDA Private Access Fund
James Advantage Funds	Johnson Mutual Funds
Lind Capital Partners Municipal Credit Income Fund	MSS Series Trust
New Age Alpha Funds Trust	New Age Alpha Variable Funds Trust
Oak Associates Funds	OneAscent Capital Opportunities Fund
Papp Investment Trust	Peachtree Alternative Strategies Fund
PennantPark Enhanced Income Fund	Plumb Funds
Private Debt & Income Fund	Prospect Enhanced Yield Fund
Q Indian Equity Fund	Sardis Credit Opportunities Fund
Schwartz Investment Trust	Segall Bryant & Hamill Trust
The Cutler Trust	The Investment House Funds
Third Lake Partners Alternative Yield Strategy Fund	Ultimus Managers Trust
Unified Series Trust	Valued Advisers Trust
VELA Funds	Volumetric Fund
Waycross Independent Trust	WesMark Funds
Williamsburg Investment Trust	XD Fund Trust

        The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b) The following is a list of the directors and executive officers of the Distributor. Unless otherwise noted, the business address of each director or officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name	Positions and Offices with Distributor	Positions and Offices with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Vice President, Chief Compliance Officer, Financial Operations Principal, and Anti-Money Laundering Officer	None
Melvin Van Cleave	Chief Information Securities Officer	None
Douglas K. Jones	Vice President	None

(c) Not applicable

Item 33. Location of Accounts and Records.

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act at its principal executive offices at 100 South Ashley Drive, Suite 895, Tampa, Florida 33602, except for those records that may be maintained pursuant to Rule 31a-3 at the offices of Registrant’s Custodian, U.S. Bank National Association, OH-US Bank Tower, Cincinnati, 425 Walnut Street, Cincinnati, OH 45202, and Transfer Agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Item 34. Management Services.

None.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 57 to the Registration Statement pursuant to Rule 485(b) under the Securities Act, and has duly caused this Post-Effective Amendment No. 57 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, and State of Florida, on the 28th day of August, 2026.

THE CALDWELL & ORKIN FUNDS, INC. (Registrant)

By:	/s/ Derek Pilecki
Derek Pilecki
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Derek Pilecki		Director and President	August 28, 2026
Derek Pilecki

/s/ Zachary P. Richmond		Treasurer	August 28, 2026
Zachary P. Richmond

/s/ Frederick T. Blumer*		Director and Chairman	August 28, 2026
Frederick T. Blumer

/s/ Rhett E. Ingerick*		Director	August 28, 2026
Rhett E. Ingerick

/s/ Bevin E. Franks*		Director	August 28, 2026
Bevin E. Franks

By:	/s/ Robert F. Harty	*Attorney-in-Fact	August 28, 2026
Robert F. Harty

*	Executed by Robert F. Harty as Attorney-in-Fact

INDEX TO EXHIBITS

H.8	Power of Attorney appointing Robert F. Harty, Secretary of the Registrant, Zachary P. Richmond, Treasurer of the Registrant, Jesse Hallee, of Ultimus Fund Solutions, LLC, and Derek Pilecki, of Gator Capital Management, LLC, dated March 20, 2026

J.1.	Consent of Tait, Weller & Baker LLP

J.2.	Consent of Kilpatrick Townsend & Stockton LLP

P.1	Code of Ethics of The Caldwell & Orkin Funds, Inc.

P.2	Amended Code of Ethics of Gator Capital Management LLC